As filed with the U.S. Securities and Exchange Commission on July 30, 2012

File No. 333-123467

File No. 811-21732

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 16	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 18

(Check appropriate box or boxes.)

MERCER FUNDS

(Exact Name of Registrant as Specified in Charter)

99 High Street, Boston, MA	02110
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code (617) 747-9500

Scott M. Zoltowski, Esquire

Mercer Investment Management, Inc.

(formerly, Mercer Global Investments, Inc.)

99 High Street

Boston MA 02110

(Name and Address of Agent for Service)

Please send copies of all communications to:

Stuart Fross, Esquire

State Street Financial Center, One Lincoln Street

Boston, Massachusetts 02111-2950

(617) 261-3100

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on [Date]pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [Date] pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on [Date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MERCER FUNDS

Mercer Global Low Volatility Equity Fund

(Class S: [            ])

Preliminary Prospectus

Subject to Completion—Dated July 30, 2012

The information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

[            ], 2012

This prospectus offers Class S shares (together, the “Class S Shares”) of the Mercer Global Low Volatility Equity Fund (the “Fund”), a series of the Mercer Funds (the “Trust”). This prospectus contains information about the Class S Shares of the Fund that you should read carefully before you invest.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Mercer Global Low Volatility Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (including custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class S Shares of the Fund and an internal administrative fee of 0.15% paid by the Class S Shares of the Fund to the Advisor)	0.54	%(1)
Acquired Fund Fees and Expenses	None
Total Annual Fund Operating Expenses	1.54%
Management Fee Waiver/Expense Reimbursements	0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.35%

(1)

The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Fund has not commenced operations as of the date of this prospectus, and include a sub-transfer agent fee of 0.10% per annum for Class S shares.

(2)

The Trust, with respect to the Fund, and Mercer Investment Management, Inc. (the “Advisor”) have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund’s expenses (not including brokerage fees and expenses, interest, and extraordinary expenses) otherwise would exceed 1.35% for the Class S Shares, of the Fund. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through July 31, 2014, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

3

Example

The example below is intended to help you compare the costs of investing in the Class S Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class S Shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years
$[137]	$	[468	]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus and the Fund does not yet have a full calendar year of operating history. Once the Fund has operating history for at least one calendar year, the portfolio turnover rate will be included in this fund summary.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective and will seek to match the return of its benchmark, the MSCI World Index, over 5-7 years via investments in securities that in aggregate are believed to possess 25-30% lower volatility characteristics than the broader securities market over that time frame.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence.

Cash and Other High Quality Instruments. The Fund may invest significantly in cash, cash equivalents or cash-like investments. In addition, the Fund may invest its assets in other equity securities and fixed-income securities with remaining maturities of less than one year. These cash items and other high-quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies

4

thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. If the Fund maintains a significant portion of its holdings in cash and cash-like investments, then it may reduce its participation in market volatility, but is likely also to reduce its participation in positive market returns. Additionally, significant holdings of cash and cash-like investments may result in an erosion in relative value in macroeconomic circumstances where inflation is high. As a result, if the Fund maintains significant cash positions in its portfolio over time it may experience reduced long-term total return which could impair its ability to meet its investment objective.

Credit and Settlement Risk. The Fund will be exposed to a credit risk on parties with whom it trades and will also bear the risk of settlement default. A subadviser may instruct the Custodian and Trustees to settle transactions on a delivery free of payment basis where a subadvisor believes that this form of settlement is appropriate. Shareholders should be aware, however, that this may result in a loss to the Fund if a transaction fails to settle and the Custodian and Trustee will not be liable to the Fund or the shareholders for such a loss.

Crowding/Convergence Risk. To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Default and Liquidity Risk of Below Investment Grade Debt Securities. Below investment grade debt securities are speculative and involve a greater risk of default and price changes due to changes in the issuer’s creditworthiness. The market prices of these debt securities fluctuate more than investment grade debt securities and may decline significantly in periods of general economic difficulty. The market for such securities may not be liquid at all times. In a relatively illiquid market the Fund may not be able to acquire or dispose of such securities quickly and as such the Fund may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

5

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligation. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described above. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Equity Securities Risk. Prices of equities fluctuate daily depending on market conditions. Markets can be influenced by a series of factors such as political and economic news, corporate earnings reports, demographic trends, catastrophic events and wider market expectations. It is worth noting that the value of equities can fall as well as rise and investors into equities funds may not get back the amount that was originally invested. A fund investing in equities could incur significant losses.

Exchange-Traded Funds (“ETFs”). Subject to the limitations on investment in investment company securities and the Fund’s own investment objective, the Fund may invest in ETFs that currently are operational and that may be developed in the future. ETFs generally trade on a recognized exchange and are subject to the risks of an investment in a broadly based portfolio of securities. These securities generally bear certain operational expenses. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Foreign Exchange Transaction Risk. The Fund may use foreign exchange contracts to alter the currency exposure characteristics of transferable securities it holds. Consequently there is a possibility that the performance of the Fund may be strongly influenced by movements in foreign exchange rates because the currency position held by the Fund may not correspond with the securities position.

Foreign Investments Risk. Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable.

6

Gold and Other Precious Metals Risk. The Fund may concentrate its investments in securities representing gold bullion and gold-related issues. In addition, the Fund may invest in exchange traded funds, such as the SPDR Gold Trust (“GLD”), that hold gold or track the price of gold. The Fund is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments may be more volatile than investments in broader equity or debt markets.

Although the risks related to investing in securities representing gold bullion and other precious metals are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding securities representing gold results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, any gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in securities representing gold and certain contracts and derivatives relating to gold may result in negative tax consequences. Finally, although not currently anticipated, if gold in the future were held in a book account, it would involve risks of the credit of the party holding the gold.

Investment Risk. Past performance is not indicative of future results. The price of Class S Shares and the income from them may fall as well as rise and an investor may not recover the full amount invested. There can be no assurance that the Fund will achieve its investment objective or that a shareholder will recover the full amount invested in the Fund. The capital return and income of the Fund are based on the capital appreciation of and income from the securities held, less expenses incurred. Therefore, the Fund’s return may fluctuate in response to changes in such capital appreciation or income.

Involuntary Disclosure Risk. The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

7

Large Capitalization Risk. Large capitalization companies perform differently from, and at times and for extend periods of time worse than, stocks of medium and small capitalization companies. Larger more established companies may be unable to respond quickly to new competitive challenges.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry, country, or geographic region.

Model and Data Risk. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

No Operating History. The Fund has not operated for a full fiscal year and as such has no prior operating history by which an investor can evaluate performance.

Obsolescence Risk. The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts and currency devaluations.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns), and capital gains.

8

Programming and Modeling Error Risk. Because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Value Investing Risk. The Fund may invest in companies that are believed to be undervalued. Such companies may never increase in price or pay dividends, or may decline even further if the market fails to recognize the company’s value.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The Fund has not commenced operations as of the date of this prospectus and the Fund does not yet have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in this fund summary.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

Acadian Asset Management LLC (“Acadian”)

•

Brendan Bradley, Ph.D., is a Senior Vice President and Director, Managed Volatility Strategies at Acadian. Mr. Bradley joined the firm in September 2004 as a senior member of the Research and Portfolio Management Team.

•

Ryan Taliaferro, Ph.D., is a Senior Vice President and serves as a Portfolio Manager and Researcher. Mr. Taliaferro joined Acadian in May 2011 as a consultant and began full time in July 2011. Prior to Acadian, he was a faculty member in the Finance Unit at Harvard Business School, where he taught corporate finance and asset pricing.

•

Ryan Stever, Ph.D., is a Senior Vice President and serves as a Portfolio Manager at Acadian. Mr. Stever joined the firm in December 2007 as a senior member of the Research Team. Prior to joining Acadian, he was a Financial Economist at the Bank for International Settlements in Switzerland.

9

MFG Asset Management (“MFG”)

•	Hamish Douglass is the Chief Executive Officer and Managing Director of MFG. He co-founded MFG in July 2006.

First Eagle Investment Management, LLC (“First Eagle”)

•	Matthew McLennan is a Portfolio Manager and Head of the First Eagle Global Value Team. He joined First Eagle in September, 2008. Prior to 2008, Mr. McLennan was with Goldman Sachs.

•	Abhay Deshpande is a Portfolio Manager of the First Eagle Global Value team. He joined First Eagle in 2000.

•	Kimball Brooker, Jr. is a Portfolio Manager of the First Eagle Global Value team. He joined First Eagle in January, 2009. Prior to 2009, Mr. Brooker was with Corsair Capital.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” below.

Important Additional Information

Purchase and Sale of Fund Shares

Class S Shares generally are available only to persons making a minimum $10,000 investment, including retail investors and retirement and other institutional investors that do not meet the minimum investment requirements for investing in the three other classes of shares of the Fund (Class Y-1, Class Y-2, or Class Y-3 shares). There is no minimum for subsequent investments.

You may purchase or redeem Class S Shares of the Fund on each day the New York Stock Exchange (the “Exchange”) is open for business.

You may purchase or redeem Class S Shares through your financial advisor or directly by contacting State Street Bank and Trust Company, the Fund’s transfer agent (the “Transfer Agent”), located at located at 200 Clarendon Street, Boston, Massachusetts. If you are a participant in a defined contribution plan, Class S Shares also may be purchased through your retirement plan administrator or recordkeeper.

All classes of the Fund may not be available in every state. As of the date of this prospectus, only Class Y-3 shares of the Fund are available in Montana.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker/dealer or other financial intermediary (such as a bank, insurance company, plan sponsor, or financial professional), the Fund and its related companies,

10

such as the Fund’s distributor and/or the Advisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Details about the Fund

The Manager of Managers Structure

The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategies for the Fund, consistent with the Fund’s investment objective, strategies, and risks. The Advisor believes that it is possible to enhance shareholder value by using one or more subadvisory firms to manage the assets of the Fund. Therefore, the Advisor manages the Fund using a “manager of managers” approach by selecting one or more subadvisors to manage the Fund, based upon the Advisor’s evaluation of the subadvisor’s expertise and performance in managing the asset class in which the Fund will invest. However, the Advisor will maintain a portion of the Fund’s assets in cash to manage daily cash flows and to reduce transaction costs associated with the allocation of the Fund’s assets to each subadvisor.

Securities are selected for the Fund’s portfolio using a combination of traditional and fundamental investment tools and quantitative analysis. The Fund generally relies on the professional judgment of its subadvisors to make decisions about the Fund’s portfolio holdings, and each subadvisor employs its own proprietary processes and disciplines to select securities and manage an allocated portion of the Fund’s investment portfolio. A description of the Fund’s current subadvisors and the subadvisors’ individual securities selection processes can be found in the next section.

Investment Objective and Principal Investment Strategies

The Fund seeks to achieve its own distinct investment objective, as described below. The Fund’s investment objective may be changed by the Board of Trustees of the Trust without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect). There can be no guarantee that the Fund will achieve its investment objective.

Mercer Global Low Volatility Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective and will seek to match the return of its benchmark, the MSCI World Index, over 5-7 years via investments in securities that in aggregate are believed to possess 25-30% lower volatility characteristics than the broader securities market over that time frame.

11

Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. Other derivative instruments may be used to equitize cash held in the portfolio.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Acadian Asset Management LLC (“Acadian”)

Acadian serves as an investment subadvisor to the Fund. Acadian has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. Acadian is a subsidiary of Old Mutual Asset Managers (US) LLC (OMAM), which is an indirectly wholly-owned subsidiary of Old Mutual plc, a London-based financial services firm. As of January 31, 2012, Acadian had more than $45 billion under management.

Brendan Bradley, Ph.D., is a Senior Vice President and Director, Managed Volatility Strategies at Acadian. Mr. Bradley joined the firm in September 2004 as a senior member of the Research and Portfolio Management Team. In 2010, Mr. Bradley was appointed Director of Managed Volatility Strategies.

Ryan Taliaferro, Ph.D., is a Senior Vice President and serves as a Portfolio Manager and Researcher. Mr. Taliaferro joined Acadian in May 2011 as a consultant and began full time in July 2011. Prior to Acadian, he was a faculty member in the Finance Unit at Harvard Business School, where he taught corporate finance and asset pricing.

Ryan Stever, Ph.D., is a Senior Vice President and serves as a Portfolio Manager at Acadian. Mr. Stever joined the firm in December 2007 as a senior member of the Research Team. Prior to joining Acadian, he was a Financial Economist at the Bank for International Settlements in Switzerland.

Securities Selection

In managing its portion of the Fund’s portfolio, Acadian normally will invest in low-risk common stocks of global issuers listed or traded on equity markets in regulated markets worldwide. Acadian will choose individual stocks to achieve its risk-reduction objective and will include both large and small capitalization issuers. Also permitted are investments in rights issues by a company which allow holders to subscribe for additional securities issued by that company and preferred stocks, if issued by companies whose common stocks are listed or traded on regulated markets, in depository receipts and in the units or shares of certain open-ended collective investment schemes investing in the foregoing, including but not limited to exchange-traded funds.

12

Acadian may employ investment techniques and financial derivative instruments for efficient portfolio management and/or investment purposes. Futures and forward contracts may be used to hedge against market risks, to gain exposure to markets, or to hedge or gain exposure to one or more currencies.

MFG Asset Management (“MFG”)

Magellan Asset Management doing business as MFG Asset Management (“MFG”) serves as an investment subadvisor to the Fund. MFG has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. MFG is a wholly owned subsidiary of Magellan Financial Group Limited (“MFG Financial”), a company listed on the Australian Securities Exchange. MFG Financial was organized in 2006 and is located in Sydney, Australia. In addition to providing portfolio management services to the Fund, MFG serves as investment adviser to individual and institutional clients. As of June 30, 2012 MFG had approximately U.S. $4.1 billion under management.

Hamish Douglass serves as the Lead Portfolio Manager for MFG’s portfolio of the Fund. Mr. Douglass makes the final buy and sell decisions for MFG’s portfolio. Mr. Douglass co-founded MFG in July 2006 and serves as Chief Executive Officer and Managing Director of MFG Financial.

Securities Selection

In managing its portion of the Fund’s portfolio, MFG seeks to identify high quality U.S. and foreign companies at attractive prices while integrating an in depth macroeconomic understanding in order to manage risk. MFG’s portfolio will normally hold a concentrated number (generally 20 to 40) of companies, selected on a value basis and typically with a market capitalization in excess of U.S. $10 billion at the time of purchase

Buy candidates are those companies that have sustainable competitive advantages which MFG believes will translate into returns on capital materially in excess of their cost of capital for a sustained period of time. These companies will usually have some or all of the following characteristics: a wide economic “moat” (protection around an economic franchise); high reinvestment potential; low business risk; and low agency risk (risk surrounding the deployment of cash flows).

MFG’s primary starting point for portfolio construction is to undertake extensive research in order to identify companies that meet the above criteria and then weight the portfolio towards its highest conviction ideas. MFG will overlay its detailed macroeconomic analysis to ensure its portfolio is not overly exposed to “portfolio aggregation risk” (over correlation to a single company, industry or macroeconomic risks) or “macroeconomic event risk” (a major macroeconomic event that could significantly and adversely impact the value of the portfolio’s investments).

13

MFG will purchase a company when the valuation is attractive, using both discounted cash flow valuations and forecasts of three year total shareholder return. MFG will buy companies that have both low and higher price to earnings and price to book multiples provided that the company has some or all of favorable attributes described above and its shares are trading at an appropriate discount to MFG’s assessment of intrinsic value.

From time to time MFG may make significant changes to its portfolio if it believes that macroeconomic events could lead to a significant and sustained loss in value for shareholders. Such events could include a financial crisis, a sustained oil price shock, a global pandemic or a major global conflict.

Companies are sold due to unfavorable changes in valuation, underlying fundamentals or management; if there are more attractive opportunities available; if the company has not performed to expectations; or if MFG believes it is prudent to sell a position for risk management purposes.

First Eagle Investment Management, LLC (“First Eagle”)

First Eagle serves as an investment subadvisor to the Fund. First Eagle has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. First Eagle is located at 1345 Avenue of the Americas, New York, NY 10105. First Eagle is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses—Gebr. Arnhold, founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803. As of June 30, 2012, First Eagle had more than U.S. $65.8 billion under management.

Matthew McLennan is Head of the First Eagle Global Value Team and manages the portfolio. Mr. McLennan joined the First Eagle in September 2008 after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Chief Investment Officer of a London-based investment team from 2003 to 2008 where he was responsible for managing a focused value-oriented global equity product and held positions from 1994 to 2003 that included portfolio management and investment analyst responsibilities for small capitalization and medium capitalization value equity portfolios.

Abhay Deshpande also manages the portfolio. Mr. Deshpande joined First Eagle in 2000 and served as a senior member of the First Eagle Global Value analyst team and portfolio manager for a number of accounts for First Eagle before assuming his current management responsibilities in September 2007.

Kimball Brooker, Jr. also manages the portfolio with Messrs. McLennan and Deshpande. Mr. Brooker joined the First Eagle in January 2009 and is also a member of the First Eagle Global Value analyst team. For the three years prior to that, Mr. Brooker was Chief Investment Officer of Corsair Capital.

Securities Selection

In managing its portion of the Fund’s portfolio, First Eagle will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies.

14

Investment decisions for First Eagle’s portion of the Fund’s portfolio are made without regard to the capitalization (size) of the companies in which First Eagle invests. First Eagle may invest its portion of the Fund’s portfolio in any size company, including large, medium and smaller companies. First Eagle may also invest in fixed-income instruments, short-term debt instruments, securities representing gold and other precious metals, and futures contracts related to precious metals. Under normal circumstances, First Eagle anticipates it will allocate a substantial amount of its total assets to foreign investments.

The investment philosophy and strategy of First Eagle can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that First Eagle view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on First Eagle’s judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets

Risks of the Fund

All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors. These risks could adversely affect the net asset value (“NAV”) and total return of the Fund, the value of the Fund’s investments, and your investment in the Fund. The table below, and the discussion that follows, identifies and describes the types of principal and non-principal risks of investing in the Fund. The risk descriptions appear in alphabetical order, not in order of importance or likelihood of occurrence.

Fund Name	Principal Risks	Non-Principal Risks

Mercer Global Low Volatility Equity Fund

• Cash and Other High Quality Instruments

• Credit and Settlement Risk

• Crowding/Convergence Risk

• Currency Exchange Rate Risk

• Custody Risk

• Default and Liquidity Risk of Below   Investment Grade Debt Securities

• Derivatives Risk

• Emerging Markets Investments Risk

• Equity Securities Risk

• Exchange Traded Funds

• Foreign Exchange Transaction Risk

• Convertible Securities Risk • Counterparty Risk • Securities Lending Risk

15

• Foreign Investment Risk

• Gold and Other Precious Metals Risk

• Investment Risk

• Involuntary Disclosure Risk

• Large Capitalization Risk

• Liquidity Risk

• Management Techniques Risk

• Market Risk

• Model and Data Risk

• No Operating History

• Obsolescence Risk

• Political and Economic Risk

• Portfolio Turnover Risk

• Programming and Modeling Error Risk

• Small and Medium Capitalization Stock Risk

• Value Investing Risk Issuer Risk

Cash and Other High Quality Instruments	The Fund may invest significantly in cash, cash equivalents or cash-like investments. In addition, the Fund may invest its assets in other equity securities and fixed-income securities with remaining maturities of less than one year. These cash items and other high-quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. If the Fund maintains a significant portion of its holdings in cash and cash-like investments, then it may reduce its participation in market volatility, but is likely also to reduce its participation in positive market returns. Additionally, significant holdings of cash and cash-like investments may result in an erosion in relative value in macroeconomic circumstances where inflation is high. As a result, if the Fund maintains significant cash positions in its portfolio over time it may experience reduced long-term total return which could impair its ability to meet its investment objective.

16

Convertible Securities Risk	Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) that may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such debt securities are convertible or exchangeable. As a general rule, convertible securities entail less risk than an issuer’s common stock, although convertible securities usually have less potential for appreciation in value than common stock.

Counterparty Risk	The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of the Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Credit and Settlement Risk	The Fund will be exposed to a credit risk on parties with whom it trades and will also bear the risk of settlement default. A subadviser may instruct the Custodian and Trustees to settle transactions on a delivery free of payment basis where a subadvisor believes that this form of settlement is appropriate. Shareholders should be aware, however, that this may result in a loss to the Fund if a transaction fails to settle and the Custodian and Trustee will not be liable to the Fund or the shareholders for such a loss.

Crowding/Convergence Risk

To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense. In addition, to the extent that a subadvisor’s models come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, as such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the market place.

17

Currency Exchange Rate Risk	Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk	There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Default and Liquidity Risk of Below Investment Grade Debt Securities	Below investment grade debt securities are speculative and involve a greater risk of default and price changes due to changes in the issuer’s creditworthiness. The market prices of these debt securities fluctuate more than investment grade debt securities and may decline significantly in periods of general economic difficulty. The market for such securities may not be liquid at all times. In a relatively illiquid market the Fund may not be able to acquire or dispose of such securities quickly and as such the Fund may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties.

Derivatives Risk	The Fund may engage in a variety of transactions involving derivatives, such as options, futures, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments,

18

indexes, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligation. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Emerging Markets Investments Risk	Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments, and investments in these securities may present a greater risk of loss.

19

Equity Securities Risk	Prices of equities fluctuate daily depending on market conditions. Markets can be influenced by a series of factors such as political and economic news, corporate earnings reports, demographic trends, catastrophic events and wider market expectations. It is worth noting that the value of equities can fall as well as rise and investors into equities funds may not get back the amount that was originally invested. A fund investing in equities could incur significant losses.

Exchange-Traded Funds (“ETFs”)	Subject to the limitations on investment in investment company securities and the Fund’s own investment objective, the Fund may invest in ETFs that currently are operational and that may be developed in the future. ETFs generally trade on a recognized exchange and are subject to the risks of an investment in a broadly based portfolio of securities. These securities generally bear certain operational expenses. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Foreign Exchange Transaction Risk	The Fund may use foreign exchange contracts to alter the currency exposure characteristics of transferable securities it holds. Consequently there is a possibility that the performance of the Fund may be strongly influenced by movements in foreign exchange rates because the currency position held by the Fund may not correspond with the securities position.

Foreign Investments Risk	Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable.

20

Gold and Other Precious Metals Risk

The Fund may concentrate its investments in securities representing gold bullion and gold-related issues. In addition, the Fund may invest in exchange traded funds, such as GLD, that hold gold or track the price of gold. The Fund is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments may be more volatile than investments in broader equity or debt markets.

Although the risks related to investing in securities representing gold bullion and other precious metals are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding securities representing gold results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, any gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income

21

derived from trading in securities representing gold and certain contracts and derivatives relating to gold may result in negative tax consequences. Finally, although not currently anticipated, if gold in the future were held in a book account, it would involve risks of the credit of the party holding the gold.

Investment Risk	Past performance is not indicative of future results. The price of Class S Shares and the income from them may fall as well as rise and an investor may not recover the full amount invested. There can be no assurance that the Fund will achieve its investment objective or that a shareholder will recover the full amount invested in the Fund. The capital return and income of the Fund are based on the capital appreciation of and income from the securities held, less expenses incurred. Therefore, the Fund’s return may fluctuate in response to changes in such capital appreciation or income.

Involuntary Disclosure Risk

The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer Risk	The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Risk	Large capitalization companies perform differently from, and at times and for extend periods of time worse than, stocks of mediume and small capitalization companies. Larger more established companies may be unable to respond quickly to new competitive challenges.

22

Liquidity Risk	The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.

Management Techniques Risk	The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk	The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry, country, or geographic region.

Model and Data Risk

Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be used to construct sets of transactions and investments, to value investments or potential investments (whether for trading purposes, or for the purpose of determining the net asset value of the Fund), to provide risk management insights, and to assist in hedging the Fund’s investments.

When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on models and data, a quantitative-focused subadvisor may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on

23

faulty models and data may prove to be unsuccessful. Furthermore, when determining the net asset value of the Fund, any valuations of the Fund’s investments that are based on valuation models may prove to be incorrect. Some of the models used by quantitative focused subadvisors are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting valuations will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

No Operating History	A newly organized Fund that has not operated for a full fiscal year has no prior operating history by which an investor can evaluate performance.

Obsolescence Risk

The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

24

Quantitative-focused subadvisors will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification on the Fund’s performance.

Political and Economic Risk	The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts and currency devaluations.

Portfolio Turnover Risk	Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns), and capital gains.

Securities Lending Risk	To the extent the Fund participates in securities lending activities, the Fund is subject to risks associated with lending its portfolio securities. Securities will be loaned pursuant to agreements requiring that the loans be continuously secured by collateral in cash, short-term debt obligations, government obligations, or bank guarantees at least equal to the values of the portfolio securities subject to the loans. The Fund bears the risk of loss in connection with the investment of any cash collateral received from the borrowers of its securities.

Small and Medium Capitalization Stock Risk	The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may

25

be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Value Investing Risk	The Fund may invest in companies that are believed to be undervalued. Such companies may never increase in price or pay dividends, or may decline even further if the market fails to recognize the company’s value.

Cash and Short-Term Investments

Although the Fund generally expects to be fully invested in accordance with its investment strategies described in this prospectus, the Advisor will maintain a portion of the Fund’s assets in cash (a “cash buffer”) to manage daily cash flows and to reduce transaction costs associated with the allocation of the Fund’s assets to the subadvisors. The cash buffer maintained by the Advisor for the Fund, together with any uninvested cash held by the Fund’s subadvisors, is not expected to exceed 15% of the Fund’s total assets. Cash held by the Fund as collateral will not be considered to be uninvested for purposes of this policy. The cash buffer maintained by the Advisor will be invested in overnight time deposits and similar instruments, pending its allocation to the Fund’s subadvisors.

The Fund also may hold cash and short-term instruments without limit for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Fund’s investment objective and policies. The types of short-term instruments in which the Fund may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.

When the Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments, or repurchase agreements, the Fund may not participate in market advances or declines to the same extent that the Fund would if it remained more fully invested in portfolio securities. In addition, the Fund might not achieve its investment objective. The Fund also may invest in futures contracts and pools of futures contracts that are intended to provide the Fund with exposure to certain markets or asset classes. From time to time, the Fund also may hold short-term instruments denominated in currencies other than the U.S. dollar.

26

Additional Information

Commodity Pool Operator Exemption. The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes, including gaining exposure to a particular securities market. The Fund will not act as a “commodity pool” (i.e. a pooled investment vehicle, that trades in commodity futures contracts and options thereon and the operator of which is registered with CFTC). Accordingly, consistent with CFTC regulations, the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. However, it should be noted that the CFTC has adopted certain rules that significantly affect the exemptions available to the Fund. These rules are not yet effective and their scope of application is still uncertain. As of the date of this Prospectus, there is no certainty that the Fund, the Advisor, the subadvisers or other parties will be able to rely on these exclusions and exemptions in the future. Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

Selective Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures with respect to the disclosure of its portfolio securities. A description of these policies and procedures is available in the Statement of Additional Information (“SAI”).

Who Manages the Fund

Investment Advisor and the Subadvisors

Mercer Investment Management, Inc. (the “Advisor”), a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Fund. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”). The Advisor is an affiliate of Mercer Investment Consulting, Inc. (“Mercer IC”), an investment consultant that, among other things, reviews, rates, and recommends investment managers for its clients.

The Advisor has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees of the Trust (the “Board”): (i) sets the Fund’s overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or part of the Fund’s assets; (iii) when appropriate, allocates and reallocates the Fund’s assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors, including the subadvisors’ compliance with the investment objective, policies, and restrictions of the Fund; and (v) implements procedures to ensure that the subadvisors comply with the Fund’s investment objective, policies, and restrictions.

27

When identifying possible subadvisors, the Advisor typically (but not always) begins with a universe of investment managers rated highly by the Manager Research Group of Mercer IC (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Advisor’s portfolio management team reviews a universe of managers that are highly rated by the Mercer Research Group, and creates a short list for further analysis. Short-list candidates are then evaluated on a variety of factors, including, but not necessarily limited to, risk characteristics, performance in up and down markets, investment styles, and overall fit within the portfolio. Once a compatible subadvisor candidate(s) is identified, a compliance review is then conducted by the Advisor’s compliance staff. Results are shared with the Advisor’s portfolio management team, after which the final selection of the subadvisor is made and a recommendation to appoint the manager is made to the Board of Directors.

The Advisor also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadvisor. Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making process, the Advisor’s portfolio management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or terminating a subadvisor. Therefore, there is a possibility that the Advisor’s decision with respect to a particular subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Fund based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Thomas Murphy, Stan Mavromates, Christopher A. Ray, CFA, and Dean Cheeseman are responsible for establishing the Fund’s overall investment strategies and evaluating and monitoring the subadvisors managing the Fund. Mr. Murphy has served as the President of the Advisor since 2011 and Chief Investment Officer of the Advisor from 2011 to 2012. From 2006 to 2011, Mr. Murphy was the business leader for Mercer Investment Management – Europe, Middle East and Africa. Mr. Mavromates has served as Chief Investment Officer of the Advisor since 2012. From 2005-2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Management Board. Mr. Mavromates leads the portfolio management team and co-chairs the Investment Committee, which develops the philosophy and establishes investment policies for the Advisor. Mr. Ray, Head of Investments (US) of the Advisor, has been with the Advisor since 2005. Mr. Cheeseman has been a portfolio manager of the Advisor since 2012 and a Principal and portfolio manager with Mercer Limited since 2011. Prior to that, Mr. Cheeseman was head of a fund of funds at F&C Asset Management from 2008 to 2010 and head of developed markets at Forsyth Partners from 2001 to 2008.

28

The Fund pays the Advisor fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management. The following represents the total advisory fees payable by the Fund:

Investment Advisory Fee*
Fund	On All Assets
Mercer Global Low Volatility Equity Fund	0.75%

*	Consists of the total advisory fee payable by the Fund to the Advisor. The Advisor is responsible for paying the subadvisory fees.

The Trust, with respect to the Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund’s expenses otherwise would exceed the “Net Expenses” for the Class S Shares of the Fund, as shown in the Annual Fund Operating Expenses table contained in the “Summary of the Fund” in this prospectus.

Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through July 31, 2014, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

The Advisor has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisors pursuant to which the subadvisors are compensated out of the investment advisory fees that the Advisor receives from the Fund. The current subadvisors to the Fund are identified under “Investment Objective and Principal Investment Strategies” earlier in this prospectus.

A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and each Subadvisory Agreement will be available in the Fund’s annual report to shareholders for the period ending March 31, 2013.

The Trust and the Advisor have obtained an exemptive order (the “Exemptive Order”) from the SEC that permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain subadvisors and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for the Fund, and the Advisor supervises the provision of portfolio management services to the Fund by the subadvisors. The Exemptive Order allows the Advisor: (i) to continue the employment of an existing subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadvisor; and (ii) to reallocate assets among existing or new subadvisors. Within 90 days of retaining new subadvisors, the Fund will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisors and recommend their hiring, termination, and replacement. The Exemptive Order also relieves the Fund from disclosing certain fees paid to non-affiliated subadvisors in documents filed with the SEC and provided to shareholders.

Administrative Services

State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts, is the administrator of the Fund. The Fund pays the Administrator at an annual rate of the Fund’s average daily net assets for external administrative services. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Fund’s NAV, and preparation of shareholder reports.

29

The Advisor provides certain internal administrative services to the Class S Shares of the Fund, for which the Advisor receives a fee of 0.15% of the average daily net assets of the Class S Shares of the Fund. These internal administrative services include attending to shareholder correspondence, requests and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing non-advisory relationships with entities providing services to the Class S Shares, including the transfer agent. From time to time, payments may be made to affiliates of the Advisor by the Fund or the Advisor, out of the Advisor’s own resources, for services provided by those affiliates.

Pricing of Fund Shares

The price at which purchases and redemptions of the Fund’s shares are effected is based on the next calculation of the Fund’s NAV after the purchase or redemption order is placed. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the Exchange each day the Exchange is open. The Exchange normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.

The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at their fair value. The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s foreign investments (in the opinion of the Advisor and the subadvisors) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the subadvisors to be unreliable, these investments will be valued at their fair value. The Fund may rely on third-party pricing vendors to monitor for events materially affecting the values of the Fund’s foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Fund’s foreign investments, the third-party pricing vendors will provide revised values to the Fund.

If market quotations are not readily available for the Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid securities, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Fund’s foreign investments, fair

30

value pricing also may be used with domestic securities, where appropriate. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price.

Purchasing and Selling Fund Shares

Class S Shares

This prospectus offers you Class S Shares of the Fund. Class S Shares generally are available only to persons making a minimum $10,000 investment, including retail investors and retirement and other institutional investors that do not meet the minimum investment requirements for investing in the three other classes of shares of the Fund (Class Y-1, Class Y-2, or Class Y-3 shares). Class S Shares do not assess an initial or contingent deferred sales charge. As discussed below, Class S Shares are subject to a 12b-1 fee of 0.25%. In the case of Class S Shares, shareholder servicing is performed by the Advisor or its affiliates, and the Class S Shares pay an internal administrative fee for these services. The class of shares that is best for you depends on a number of factors, such as whether you are a retirement plan or non-retirement plan investor, the amount you intend to invest, and the level of services that you desire. Please consult the Advisor, your plan administrator or recordkeeper, or your financial advisor, to confirm that Class S Shares are most appropriate for you.

Marketing and Shareholder Services (12b-1) Plan

The Fund has adopted a plan of marketing and shareholder services, or “12b-1 plan,” to finance the provision of certain marketing services and shareholder services to owners of Class S Shares of the Fund. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of the Fund’s Class S Shares. These fees are used to pay fees to financial intermediaries, such as qualified dealers and retirement recordkeepers, for providing certain marketing and shareholder services. Because these fees are paid out of the Fund’s assets or income on an ongoing basis, over time these fees will increase the cost of your investment (reducing the return of your investment) and may cost you more than paying other types of sales charges. For investors in defined contribution plans administered by Mercer HR Services LLC (“Mercer Services”), an affiliate of the Advisor that provides administrative services to retirement plans, these fees may be paid to Mercer Services. Also, these fees may be paid to the Advisor, or to Mercer Securities, a division of MMC Securities Corp., an affiliate of the Advisor, in connection with their providing marketing services for the Class S Shares of the Fund.

Purchasing Class S Shares

The Fund sells its Class S Shares at the offering price, which is the NAV. Class S Shares may not be available through certain financial advisors and retirement plan administrators and recordkeepers.

The Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion. Contact the Advisor for further information.

Class S Shares may be purchased through your financial advisor or directly by contacting State Street Bank and Trust Company, the Fund’s transfer agent (the “Transfer Agent”), located at 200 Clarendon Street, Boston, Massachusetts. If you are a defined contribution retirement plan, Class

31

S Shares also may be purchased through your retirement plan administrator or recordkeeper. The Transfer Agent or your financial advisor, plan administrator or recordkeeper, as applicable, must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your financial advisor or retirement plan administrator or recordkeeper, as applicable, will be responsible for furnishing all necessary documents to the Transfer Agent, and may charge you for these services. If you wish to purchase Class S Shares directly from the Fund, you may complete an order form and write a check for the amount of Class S Shares that you wish to buy, payable to the Trust. Return the completed form and check to the Transfer Agent.

The Fund may periodically close to new purchases of shares. The Fund may refuse any order to buy shares if the Fund and the Advisor determine that doing so would be in the best interests of the Fund and its shareholders.

Customer Identification

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Fund or its agents may not be able to open the Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Fund or its agents may share identifying information with third parties for the purpose of verification. If the Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

Selling Class S Shares

You can sell your Class S Shares back to the Fund on any day the Exchange is open, through the Advisor, your plan administrator or recordkeeper, your financial advisor, or directly to the Fund, depending upon through whom and how you own your Class S Shares. Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Selling Class S Shares through Your Financial Advisor

Your financial advisor must receive your request to sell Class S Shares in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your financial advisor will be responsible for furnishing all necessary documents to the Transfer Agent on a timely basis and may charge you for his or her services.

Selling Class S Shares Directly to the Fund

The Transfer Agent must receive your request to sell Class S Shares in proper form before the close of regular trading on the Exchange in order to receive that day’s NAV.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to the Transfer Agent.

By telephone. You may use the Transfer Agent’s telephone redemption privilege to redeem Class S Shares valued at less than $100,000 unless you have notified the Transfer Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, the Transfer Agent will be authorized to accept redemption instructions received by telephone.

32

The telephone redemption privilege may be modified or terminated without notice.

Additional Requirements

In certain situations, for example, if you sell Class S Shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer, or certain other financial institutions. In addition, the Transfer Agent usually requires additional documents for the sale of Class S Shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning the relevant signature guarantee and documentation requirements, contact the Transfer Agent.

Payments by the Fund

The Fund generally sends you payment for your Class S Shares the business day after your request is received in good order. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Fund

The Fund reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the Class S Shares that you are redeeming is large enough to affect the Fund’s operations (for example, if it represents more than $250,000 or 1% of the Fund’s assets). In these cases, you might incur brokerage costs converting the securities to cash.

The Fund also reserves the right to close any account if the account value falls below the Fund’s minimum account level or if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing) to the fullest extent permitted by law. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.

Exchanging Class S Shares

If you want to switch your investment from the Fund to another series of the Trust, you can exchange your Class S Shares of the Fund for the Class S Shares of another series at NAV. If you hold your Class S Shares through a financial advisor, contact the financial advisor regarding the details of how to exchange your shares. If you hold your Class S Shares through a retirement plan, contact the plan administrator or recordkeeper for details of how to exchange your shares. If you hold your Class S Shares directly with the Fund, contact the Transfer Agent, and complete and return an Exchange Authorization Form, which is available from the Transfer Agent. A telephone exchange privilege is currently available for amounts up to $500,000. Ask the Advisor, your financial advisor, your plan administrator or recordkeeper, or the Transfer Agent for a prospectus of the series of the Trust you wish to purchase.

Some series may not be available in all states. All classes of each series may not be available in every state. As of the date of this prospectus, only Class Y-3 shares of the Fund are available in Montana.

33

The exchange privilege is not intended as a vehicle for short-term trading. As described above, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Fund, the Fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The series of the Trust into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Fund or the Advisor determines are likely to have a negative effect on the Fund or the other series of the Trust. Consult the Fund, the Advisor, or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The Fund, the Advisor, and MGI Funds Distributors, LLC, the Trust’s distributor (the “Distributor”), reserve the right to reject any purchase order for any shares of any class of the Fund for any reason. The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Fund, the Advisor, or the Distributor has determined could involve actual or potential harm to the Fund may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Fund, less efficient management of the Fund’s portfolio (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. The Fund may be subject to the risk of one form of frequent trading called time-zone arbitrage, where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign markets in which the Fund’s securities trade, and the close of U.S. markets.

Because the Fund is designed for long-term shareholders, the Board of Trustees of the Trust has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Fund’s shares. The Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans for which Mercer Services is not the administrator; redemptions by the Mercer Collective Trust; and transactions for a discretionary investment management client of the Advisor when the client has provided the Advisor with advance notice of a planned redemption and the Advisor retains discretion to effect the redemption on behalf of the client. Furthermore, exchanges by plan participants in defined contribution plans for which Mercer Services is the administrator will be subject to the short-term trading fee only with respect to shares that were purchased by exchange (rather than by

34

contribution). For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short term trading fees.

In addition to the short-term trading fee, the Board of Trustees of the Trust has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Fund. These policies do not apply to the Mercer Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.

There is no assurance that these policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Fund may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries.

As discussed in “Redemptions by the Fund” earlier in this prospectus, the Fund reserves the right to refuse future purchases or exchanges of shares of the Fund if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Fund (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that the Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are an institutional shareholder of the Class S Shares of the Fund, you will receive income dividends and capital gains distributions in additional Class S Shares of the Fund, unless you notify the Advisor, your financial advisor, or the Transfer Agent in writing that you elect to receive them in cash. Distribution options may be changed by shareholders at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the NAV determined at the close of business on that date.

Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if the distributions were paid in December. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

35

Avoid “Buying A Dividend.” At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

Tax Considerations. Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Under a tax law provision currently effective only with respect to Fund tax years beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met. Some distributions paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is sent to taxable investors in January will detail your distributions and their federal tax category.

If the Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit.

Redemptions and Exchanges. When you sell your shares in the Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of another series of the Trust is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

Back-Up Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service instructs the Fund to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. This withholding rate is scheduled to increase to 31% in 2013.

State and Local Taxes. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

36

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Financial Highlights

The Fund is newly organized and its shares have not previously been offered and therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

37

If you want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Fund by contacting your plan administrator or recordkeeper or financial advisor. You may obtain free copies of the Fund’s annual and semi-annual reports and the SAI by contacting the Fund directly at 1-800-428-0980 or visiting the Trust’s Web site, www.mercer.us/mutual-funds-on-offer.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Fund:

For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

Mercer Funds

Investment Company Act File No. 811-21732

Mercer Funds (formerly known as MGI Funds)

Mercer Global Low Volatility Equity Fund

Prospectus

[    ], 2012

38

MERCER FUNDS

Mercer Global Low Volatility Equity Fund

(Class Y-1: [    ]) (Class Y-2: [    ]) (Class Y-3: [    ])

Preliminary Prospectus

Subject to completion—Dated July 30, 2012

The information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

[        ], 2012

This prospectus offers Class Y-1, Class Y-2, and Class Y-3 shares (together, the “Class Y Shares”) of the Mercer Global Low Volatility Equity Fund (the “Fund”), a series of the Mercer Funds (the “Trust”). This prospectus contains information about the Class Y Shares of the Fund that you should read carefully before you invest.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Mercer Global Low Volatility Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class Y-1	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Y-1		Class Y-2		Class Y-3
Management Fees	0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%		None		None
Other Expenses (including custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class Y-1 and Class Y-2 shares of the Fund and an internal administrative fee of 0.10% and 0.05% paid by the Class Y-1 and Class Y-2 shares of the Fund, respectively, to the Advisor)	0.49%	(1)	0.44%	(1)	0.29%	(1)
Acquired Fund Fees and Expenses	None		None		None
Total Annual Fund Operating Expenses	1.49%		1.19%		1.04%
Management Fee Waiver/Expense Reimbursements	0.19%		0.19%		0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.30%		1.00%		0.85%

(1)

The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Fund has not commenced operations as of the date of this prospectus, and include a sub-transfer agent fee of 0.10% per annum for Class Y-1 and Class Y-2 shares.

(2)

The Trust, with respect to the Fund, and Mercer Investment Management, Inc. (the “Advisor”) have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund’s expenses (not including brokerage fees and expenses, interest, and extraordinary expenses) otherwise would exceed 1.30%, 1.00%, and 0.85% for the Class Y-1, Class Y-2, and Class Y-3 shares, respectively, of the Fund. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through July 31, 2014, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class Y-1, Class Y-2, or Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year			3 years
Class Y-1	$	[132	]	$	[452	]
Class Y-2	$	[102	]	$	[359	]
Class Y-3 .	$	[87	]	$	[312	]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus and the Fund does not yet have a full calendar year of operating history. Once the Fund has operating history for at least one calendar year, the portfolio turnover rate will be included in this fund summary.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective and will seek to match the return of its benchmark, the MSCI World Index, over 5-7 years via investments in securities that in aggregate are believed to possess 25-30% lower volatility characteristics than the broader securities market over that time frame.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence.

Cash and Other High Quality Instruments. The Fund may invest significantly in cash, cash equivalents or cash-like investments. In addition, the Fund may invest its assets in other equity securities and fixed-income securities with remaining maturities of less than one year. These cash items and other high-quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. If the Fund maintains a significant portion of its holdings in cash and cash-like investments, then it may reduce its participation in market volatility, but is likely also to reduce its participation in positive market returns. Additionally, significant holdings of cash and cash-like investments may result in an erosion in relative value in macroeconomic circumstances where inflation is high. As a result, if the Fund maintains significant cash positions in its portfolio over time it may experience reduced long-term total return which could impair its ability to meet its investment objective.

Credit and Settlement Risk. The Fund will be exposed to a credit risk on parties with whom it trades and will also bear the risk of settlement default. A subadviser may instruct the Custodian and Trustees to settle transactions on a delivery free of payment basis where a subadvisor believes that this form of settlement is appropriate. Shareholders should be aware, however, that this may result in a loss to the Fund if a transaction fails to settle and the Custodian and Trustee will not be liable to the Fund or the shareholders for such a loss.

Crowding/Convergence Risk. To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Default and Liquidity Risk of Below Investment Grade Debt Securities. Below investment grade debt securities are speculative and involve a greater risk of default and price changes due to changes in the issuer’s creditworthiness. The market prices of these debt securities fluctuate more than investment grade debt securities and may decline significantly in periods of general economic difficulty. The market for such securities may not be liquid at all times. In a relatively illiquid market the Fund may not be able to acquire or dispose of such securities quickly and as such the Fund may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligation. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described above. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Equity Securities Risk. Prices of equities fluctuate daily depending on market conditions. Markets can be influenced by a series of factors such as political and economic news, corporate earnings reports, demographic trends, catastrophic events and wider market expectations. It is worth noting that the value of equities can fall as well as rise and investors into equities funds may not get back the amount that was originally invested. A fund investing in equities could incur significant losses.

Exchange-Traded Funds (“ETFs”). Subject to the limitations on investment in investment company securities and the Fund’s own investment objective, the Fund may invest in ETFs that currently are operational and that may be developed in the future. ETFs generally trade on a recognized exchange and are subject to the risks of an investment in a broadly based portfolio of securities. These securities generally bear certain operational expenses. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Foreign Exchange Transaction Risk. The Fund may use foreign exchange contracts to alter the currency exposure characteristics of transferable securities it holds. Consequently there is a possibility that the performance of the Fund may be strongly influenced by movements in foreign exchange rates because the currency position held by the Fund may not correspond with the securities position.

Foreign Investments Risk. Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable.

Gold and Other Precious Metals Risk. The Fund may concentrate its investments in securities representing gold bullion and gold-related issues. In addition, the Fund may invest in exchange traded funds, such as the SPDR Gold Trust (“GLD”), that hold gold or track the price of gold. The Fund is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments may be more volatile than investments in broader equity or debt markets.

Although the risks related to investing in securities representing gold bullion and other precious metals are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding securities representing gold results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, any gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in securities representing gold and certain contracts and derivatives relating to gold may result in negative tax consequences. Finally, although not currently anticipated, if gold in the future were held in a book account, it would involve risks of the credit of the party holding the gold.

Investment Risk. Past performance is not indicative of future results. The price of Class Y Shares and the income from them may fall as well as rise and an investor may not recover the full amount invested. There can be no assurance that the Fund will achieve its investment objective or that a shareholder will recover the full amount invested in the Fund. The capital return and income of the Fund are based on the capital appreciation of and income from the securities held, less expenses incurred. Therefore, the Fund’s return may fluctuate in response to changes in such capital appreciation or income.

Involuntary Disclosure Risk. The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Risk. Large capitalization companies perform differently from, and at times and for extend periods of time worse than, stocks of medium and small capitalization companies. Larger more established companies may be unable to respond quickly to new competitive challenges.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry, country, or geographic region.

Model and Data Risk. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

No Operating History. The Fund has not operated for a full fiscal year and as such has no prior operating history by which an investor can evaluate performance.

Obsolescence Risk. The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts and currency devaluations.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns), and capital gains.

Programming and Modeling Error Risk. Because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Value Investing Risk. The Fund may invest in companies that are believed to be undervalued. Such companies may never increase in price or pay dividends, or may decline even further if the market fails to recognize the company’s value.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The Fund has not commenced operations as of the date of this prospectus and the Fund does not yet have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in this fund summary.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

Acadian Asset Management LLC (“Acadian”)

•

Brendan Bradley, Ph.D., is a Senior Vice President and Director, Managed Volatility Strategies at Acadian. Mr. Bradley joined the firm in September 2004 as a senior member of the Research and Portfolio Management Team.

•

Ryan Taliaferro, Ph.D., is a Senior Vice President and serves as a Portfolio Manager and Researcher. Mr. Taliaferro joined Acadian in May 2011 as a consultant and began full time in July 2011. Prior to Acadian, he was a faculty member in the Finance Unit at Harvard Business School, where he taught corporate finance and asset pricing.

•

Ryan Stever, Ph.D., is a Senior Vice President and serves as a Portfolio Manager at Acadian. Mr. Stever joined the firm in December 2007 as a senior member of the Research Team. Prior to joining Acadian, he was a Financial Economist at the Bank for International Settlements in Switzerland.

MFG Asset Management (“MFG”)

•	Hamish Douglass is the Chief Executive Officer and Managing Director of MFG. He co-founded MFG in July 2006.

First Eagle Investment Management, LLC (“First Eagle”)

•	Matthew McLennan is a Portfolio Manager and Head of the First Eagle Global Value Team. He joined First Eagle in September, 2008. Prior to 2008, Mr. McLennan was with Goldman Sachs.

•	Abhay Deshpande is a Portfolio Manager of the First Eagle Global Value team. He joined First Eagle in 2000.

•	Kimball Brooker, Jr. is a Portfolio Manager of the First Eagle Global Value team. He joined First Eagle in January, 2009. Prior to 2009, Mr. Brooker was with Corsair Capital.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” below.

Important Additional Information

Purchase and Sale of Fund Shares

Class Y-1, Class Y-2, and Class Y-3 shares (together, “Class Y Shares”) generally are available only to clients of the Advisor and to institutional investors (including certain retirement plans, which include defined benefit and defined contribution plans) that meet the minimum initial investment or eligibility requirements presented below. There is no minimum for subsequent investments.

	Class Y-1	Class Y-2	Class Y-3
Minimum Initial Purchase or Eligibility Requirements	Defined contribution plan investors must have invested over $50 million in the Funds included in the Trust. Investors other than defined contribution plans must have invested at least $10 million in the Funds included in the Trust.	Must have invested at least $100 million in the Funds included in the Trust or entered into an Investment Management Agreement with the Advisor or its affiliates. Retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-2 shares. Class Y-2 shares are not available to certain defined contribution plans.	Must have entered into an Investment Management Agreement with the Advisor or its affiliates, or have invested at least $350 million in the Funds included in the Trust (excluding defined contribution plans). The Mercer Collective Trust, discretionary investment management clients of the Advisor or its affiliates prior to June 30, 2005, and retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-3 shares.

You may purchase or redeem Class Y Shares of the Fund on each day the New York Stock Exchange (the “Exchange”) is open for business.

You may purchase or redeem Class Y-1 and Class Y-2 shares through your financial advisor or directly by contacting State Street Bank and Trust Company, the Fund’s transfer agent (the “Transfer Agent”), located at located at 200 Clarendon Street, Boston, Massachusetts. If you are a participant in a defined contribution plan, you may purchase or redeem Class Y-1 shares through your retirement plan administrator or recordkeeper. Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares should contact the Advisor. Class Y-3 shares may be redeemed through the Advisor or the Transfer Agent.

All classes of the Fund may not be available in every state. As of the date of this prospectus, only Class Y-3 shares of the Fund are available in Montana.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker/dealer or other financial intermediary (such as a bank, insurance company, plan sponsor, or financial professional), the Fund and its related companies, such as the Fund’s distributor and/or the Advisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Details about the Fund

The Manager of Managers Structure

The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategies for the Fund, consistent with the Fund’s investment objective, strategies, and risks. The Advisor believes that it is possible to enhance shareholder value by using one or more subadvisory firms to manage the assets of the Fund. Therefore, the Advisor manages the Fund using a “manager of managers” approach by selecting one or more subadvisors to manage the Fund, based upon the Advisor’s evaluation of the subadvisor’s expertise and performance in managing the asset class in which the Fund will invest. However, the Advisor will maintain a portion of the Fund’s assets in cash to manage daily cash flows and to reduce transaction costs associated with the allocation of the Fund’s assets to each subadvisor.

Securities are selected for the Fund’s portfolio using a combination of traditional and fundamental investment tools and quantitative analysis. The Fund generally relies on the professional judgment of its subadvisors to make decisions about the Fund’s portfolio holdings, and each subadvisor employs its own proprietary processes and disciplines to select securities and manage an allocated portion of the Fund’s investment portfolio. A description of the Fund’s current subadvisors and the subadvisors’ individual securities selection processes can be found in the next section.

Investment Objective and Principal Investment Strategies

The Fund seeks to achieve its own distinct investment objective, as described below. The Fund’s investment objective may be changed by the Board of Trustees of the Trust without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect). There can be no guarantee that the Fund will achieve its investment objective.

Mercer Global Low Volatility Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective and will seek to match the return of its benchmark, the MSCI World Index, over 5-7 years via investments in securities that in aggregate are believed to possess 25-30% lower volatility characteristics than the broader securities market over that time frame.

Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. Other derivative instruments may be used to equitize cash held in the portfolio.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Acadian Asset Management LLC (“Acadian”)

Acadian serves as an investment subadvisor to the Fund. Acadian has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. Acadian is a subsidiary of Old Mutual Asset Managers (US) LLC (OMAM), which is an indirectly wholly-owned subsidiary of Old Mutual plc, a London-based financial services firm. As of January 31, 2012, Acadian had more than $45 billion under management.

Brendan Bradley, Ph.D., is a Senior Vice President and Director, Managed Volatility Strategies at Acadian. Mr. Bradley joined the firm in September 2004 as a senior member of the Research and Portfolio Management Team. In 2010, Mr. Bradley was appointed Director of Managed Volatility Strategies.

Ryan Taliaferro, Ph.D., is a Senior Vice President and serves as a Portfolio Manager and Researcher. Mr. Taliaferro joined Acadian in May 2011 as a consultant and began full time in July 2011. Prior to Acadian, he was a faculty member in the Finance Unit at Harvard Business School, where he taught corporate finance and asset pricing.

Ryan Stever, Ph.D., is a Senior Vice President and serves as a Portfolio Manager at Acadian. Mr. Stever joined the firm in December 2007 as a senior member of the Research Team. Prior to joining Acadian, he was a Financial Economist at the Bank for International Settlements in Switzerland.

Securities Selection

In managing its portion of the Fund’s portfolio, Acadian normally will invest in low-risk common stocks of global issuers listed or traded on equity markets in regulated markets worldwide. Acadian will choose individual stocks to achieve its risk-reduction objective and will include both large and small capitalization issuers. Also permitted are investments in rights issues by a company which allow holders to subscribe for additional securities issued by that company and preferred stocks, if issued by companies whose common stocks are listed or traded on regulated markets, in depository receipts and in the units or shares of certain open-ended collective investment schemes investing in the foregoing, including but not limited to exchange-traded funds.

Acadian may employ investment techniques and financial derivative instruments for efficient portfolio management and/or investment purposes. Futures and forward contracts may be used to hedge against market risks, to gain exposure to markets, or to hedge or gain exposure to one or more currencies.

MFG Asset Management (“MFG”)

Magellan Asset Management doing business as MFG Asset Management (“MFG”) serves as an investment subadvisor to the Fund. MFG has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. MFG is a wholly owned subsidiary of Magellan Financial Group Limited (“MFG Financial”), a company listed on the Australian Securities Exchange. MFG Financial was organized in 2006 and is located in Sydney, Australia. In addition to providing portfolio management services to the Fund, MFG serves as investment adviser to individual and institutional clients. As of June 30, 2012 MFG had approximately U.S. $4.1 billion under management.

Hamish Douglass serves as the Lead Portfolio Manager for MFG’s portfolio of the Fund. Mr. Douglass makes the final buy and sell decisions for MFG’s portfolio. Mr. Douglass co-founded MFG in July 2006 and serves as Chief Executive Officer and Managing Director of MFG Financial.

Securities Selection

In managing its portion of the Fund’s portfolio, MFG seeks to identify high quality U.S. and foreign companies at attractive prices while integrating an in depth macroeconomic understanding in order to manage risk. MFG’s portfolio will normally hold a concentrated number (generally 20 to 40) of companies, selected on a value basis and typically with a market capitalization in excess of U.S. $10 billion at the time of purchase

Buy candidates are those companies that have sustainable competitive advantages which MFG believes will translate into returns on capital materially in excess of their cost of capital for a sustained period of time. These companies will usually have some or all of the following characteristics: a wide economic “moat” (protection around an economic franchise); high reinvestment potential; low business risk; and low agency risk (risk surrounding the deployment of cash flows).

MFG’s primary starting point for portfolio construction is to undertake extensive research in order to identify companies that meet the above criteria and then weight the portfolio towards its highest conviction ideas. MFG will overlay its detailed macroeconomic analysis to ensure its portfolio is not overly exposed to “portfolio aggregation risk” (over correlation to a single company, industry or macroeconomic risks) or “macroeconomic event risk” (a major macroeconomic event that could significantly and adversely impact the value of the portfolio’s investments).

MFG will purchase a company when the valuation is attractive, using both discounted cash flow valuations and forecasts of three year total shareholder return. MFG will buy companies that have both low and higher price to earnings and price to book multiples provided that the company has some or all of favorable attributes described above and its shares are trading at an appropriate discount to MFG’s assessment of intrinsic value.

From time to time MFG may make significant changes to its portfolio if it believes that macroeconomic events could lead to a significant and sustained loss in value for shareholders. Such events could include a financial crisis, a sustained oil price shock, a global pandemic or a major global conflict.

Companies are sold due to unfavorable changes in valuation, underlying fundamentals or management; if there are more attractive opportunities available; if the company has not performed to expectations; or if MFG believes it is prudent to sell a position for risk management purposes.

First Eagle Investment Management, LLC (“First Eagle”)

First Eagle serves as an investment subadvisor to the Fund. First Eagle has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. First Eagle is located at 1345 Avenue of the Americas, New York, NY 10105. First Eagle is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses—Gebr. Arnhold, founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803. As of June 30, 2012, First Eagle had more than U.S. $65.8 billion under management.

Matthew McLennan is Head of the First Eagle Global Value Team and manages the portfolio. Mr. McLennan joined the First Eagle in September 2008 after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Chief Investment Officer of a London-based investment team from 2003 to 2008 where he was responsible for managing a focused value-oriented global equity product and held positions from 1994 to 2003 that included portfolio management and investment analyst responsibilities for small capitalization and medium capitalization value equity portfolios.

Abhay Deshpande also manages the portfolio. Mr. Deshpande joined First Eagle in 2000 and served as a senior member of the First Eagle Global Value analyst team and portfolio manager for a number of accounts for First Eagle before assuming his current management responsibilities in September 2007.

Kimball Brooker, Jr. also manages the portfolio with Messrs. McLennan and Deshpande. Mr. Brooker joined the First Eagle in January 2009 and is also a member of the First Eagle Global Value analyst team. For the three years prior to that, Mr. Brooker was Chief Investment Officer of Corsair Capital.

Securities Selection

In managing its portion of the Fund’s portfolio, First Eagle will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies.

Investment decisions for First Eagle’s portion of the Fund’s portfolio are made without regard to the capitalization (size) of the companies in which First Eagle invests. First Eagle may invest its portion of the Fund’s portfolio in any size company, including large, medium and smaller companies. First Eagle may also invest in fixed-income instruments, short-term debt instruments, securities representing gold and other precious metals, and futures contracts related to precious metals. Under normal circumstances, First Eagle anticipates it will allocate a substantial amount of its total assets to foreign investments.

The investment philosophy and strategy of First Eagle can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that First Eagle view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on First Eagle’s judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets.

Risks of the Fund

All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors. These risks could adversely affect the net asset value (“NAV”) and total return of the Fund, the value of the Fund’s investments, and your investment in the Fund. The table below, and the discussion that follows, identifies and describes the types of principal and non-principal risks of investing in the Fund. The risk descriptions appear in alphabetical order, not in order of importance or likelihood of occurrence.

Fund Name	Principal Risks	Non-Principal Risks

Mercer Global Low Volatility Equity Fund

•   Cash and Other High Quality Instruments

•   Credit and Settlement Risk

•   Crowding/Convergence Risk

•   Currency Exchange Rate Risk

•   Custody Risk

•   Default and Liquidity Risk of Below Investment Grade Debt Securities

•   Derivatives Risk

•   Emerging Markets Investments Risk

•   Equity Securities Risk

•   Exchange Traded Funds

•   Foreign Exchange Transaction Risk

•   Foreign Investment Risk

•   Gold and Other Precious Metals Risk

• Convertible Securities Risk • Counterparty Risk • Securities Lending Risk

•    Investment Risk

•    Involuntary Disclosure Risk

•    Large Capitalization Risk

•    Liquidity Risk

•    Management Techniques Risk

•    Market Risk

•    Model and Data Risk

•    No Operating History

•    Obsolescence Risk

•    Political and Economic Risk

•    Portfolio Turnover Risk

•    Programming and Modeling Error Risk

•    Small and Medium Capitalization Stock Risk

•    Value Investing Risk Issuer Risk

Cash and Other High Quality Instruments	The Fund may invest significantly in cash, cash equivalents or cash-like investments. In addition, the Fund may invest its assets in other equity securities and fixed-income securities with remaining maturities of less than one year. These cash items and other high-quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. If the Fund maintains a significant portion of its holdings in cash and cash-like investments, then it may reduce its participation in market volatility, but is likely also to reduce its participation in market returns. Additionally, significant holdings of cash and cash-like investments may result in an erosion in relative value in macroeconomic circumstances where inflation is high. As a result, if the Fund maintains significant cash positions in its portfolio over time it may experience reduced long-term total return which could impair its ability to meet its investment objective.

Convertible Securities Risk	Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) that may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such debt securities are convertible or exchangeable. As a general rule, convertible securities entail less risk than an issuer’s common stock, although convertible securities usually have less potential for appreciation in value than common stock.

Counterparty Risk	The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of the Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Credit and Settlement Risk	The Fund will be exposed to a credit risk on parties with whom it trades and will also bear the risk of settlement default. A subadviser may instruct the Custodian and Trustees to settle transactions on a delivery free of payment basis where a subadvisor believes that this form of settlement is appropriate. Shareholders should be aware, however, that this may result in a loss to the Fund if a transaction fails to settle and the Custodian and Trustee will not be liable to the Fund or the shareholders for such a loss.

Crowding/Convergence Risk

To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense. In addition, to the extent that a subadvisor’s models come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, as such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.

Currency Exchange Rate Risk	Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United

States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk	There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Default and Liquidity Risk of Below Investment Grade Debt Securities	Below investment grade debt securities are speculative and involve a greater risk of default and price changes due to changes in the issuer’s creditworthiness. The market prices of these debt securities fluctuate more than investment grade debt securities and may decline significantly in periods of general economic difficulty. The market for such securities may not be liquid at all times. In a relatively illiquid market the Fund may not be able to acquire or dispose of such securities quickly and as such the Fund may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties.

Derivatives Risk	The Fund may engage in a variety of transactions involving derivatives, such as options, futures, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligation. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Emerging Markets Investments Risk	Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments, and investments in these securities may present a greater risk of loss.

Equity Securities Risk	Prices of equities fluctuate daily depending on market conditions. Markets can be influenced by a series of factors such as political and economic news, corporate earnings reports, demographic trends, catastrophic events and wider market expectations. It is worth noting that the value of equities can fall as well as rise and investors into equities funds may not get back the amount that was originally invested. A fund investing in equities could incur significant losses.

Exchange-Traded Funds (“ETFs”)	Subject to the limitations on investment in investment company securities and the Fund’s own investment objective, the Fund may invest in ETFs that currently are operational and that may be developed in the future. ETFs generally trade on a recognized exchange and are subject to the risks of an investment in a broadly based portfolio of securities. These securities generally bear certain operational expenses. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Foreign Exchange Transaction Risk	The Fund may use foreign exchange contracts to alter the currency exposure characteristics of transferable securities it holds. Consequently there is a possibility that the performance of the Fund may be strongly influenced by movements in foreign exchange rates because the currency position held by the Fund may not correspond with the securities position.

Foreign Investments Risk	Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable.

Gold and Other Precious Metals Risk

The Fund may concentrate its investments in securities representing gold bullion and gold-related issues. In addition, the Fund may invest in exchange traded funds, such as GLD, that hold gold or track the price of gold. The Fund is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments may be more volatile than investments in broader equity or debt markets.

Although the risks related to investing in securities representing gold bullion and other precious metals are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding securities representing gold results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, any gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in securities representing gold and certain contracts and derivatives relating to gold may result in negative tax consequences. Finally, although not currently anticipated, if gold in the future were held in a book account, it would involve risks of the credit of the party holding the gold.

Investment Risk	Past performance is not indicative of future results. The price of Class Y Shares and the income from them may fall as well as rise and an investor may not recover the full amount invested. There can be no assurance that the Fund will achieve its investment objective or that a shareholder will recover the full amount invested in the Fund. The capital return and income of the Fund are based on the capital appreciation of and income from the securities held, less expenses incurred. Therefore, the Fund’s return may fluctuate in response to changes in such capital appreciation or income.

Involuntary Disclosure Risk

The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer Risk	The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Risk	Large capitalization companies perform differently from, and at times and for extend periods of time worse than, stocks of mediume and small capitalization companies. Larger more established companies may be unable to respond quickly to new competitive challenges.

Liquidity Risk	The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.

Management Techniques Risk	The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk	The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry, country, or geographic region.

Model and Data Risk

Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be used to construct sets of transactions and investments, to value investments or potential investments (whether for trading purposes, or for the purpose of determining the net asset value of the Fund), to provide risk management insights, and to assist in hedging the Fund’s investments.

When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on models and data, a quantitative-focused subadvisor may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty models and data may prove to be unsuccessful. Furthermore, when determining the net asset value of the Fund, any valuations of the Fund’s investments that are based on valuation models may prove to be incorrect. Some of the models used by quantitative focused subadvisors are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting valuations will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

No Operating History	A newly organized Fund that has not operated for a full fiscal year has no prior operating history by which an investor can evaluate performance.

Obsolescence Risk

The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Quantitative-focused subadvisors will

continue to test, evaluate and add new models,

as a result of which the existing models may

be modified from time to time. Any

modification of the models or strategies will

not be subject to any requirement that

shareholders receive notice of the change or

that they consent to it. There can be no

assurance as to the effects (positive or

negative) of any modification on the Fund’s

performance.

Political and Economic Risk	The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts and currency devaluations.

Portfolio Turnover Risk	Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns), and capital gains.

Securities Lending Risk	To the extent the Fund participates in securities lending activities, the Fund is subject to risks associated with lending its portfolio securities. Securities will be loaned pursuant to agreements requiring that the loans be continuously secured by collateral in cash, short-term debt obligations, government obligations, or bank guarantees at least equal to the values of the portfolio securities subject to the loans. The Fund bears the risk of loss in connection with the investment of any cash collateral received from the borrowers of its securities.

Small and Medium Capitalization Stock Risk	The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Value Investing Risk	The Fund may invest in companies that are believed to be undervalued. Such companies may never increase in price or pay dividends, or may decline even further if the market fails to recognize the company’s value.

Cash and Short-Term Investments

Although the Fund generally expects to be fully invested in accordance with its investment strategies described in this prospectus, the Advisor will maintain a portion of the Fund’s assets in cash (a “cash buffer”) to manage daily cash flows and to reduce transaction costs associated with the allocation of the Fund’s assets to the subadvisors. The cash buffer maintained by the Advisor for the Fund, together with any uninvested cash held by the Fund’s subadvisors, is not expected to exceed 15% of the Fund’s total assets. Cash held by the Fund as collateral will not be considered to be uninvested for purposes of this policy. The cash buffer maintained by the Advisor will be invested in overnight time deposits and similar instruments, pending its allocation to the Fund’s subadvisors.

The Fund also may hold cash and short-term instruments without limit for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Fund’s investment objective and policies. The types of short-term instruments in which the Fund may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.

When the Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments, or repurchase agreements, the Fund may not participate in market advances or declines to the same extent that the Fund would if it remained more fully invested in portfolio securities. In addition, the Fund might not achieve its investment objective. The Fund also may invest in futures contracts and pools of futures contracts that are intended to provide the Fund with exposure to certain markets or asset classes. From time to time, the Fund also may hold short-term instruments denominated in currencies other than the U.S. dollar.

Additional Information

Commodity Pool Operator Exemption. The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes, including gaining exposure to a particular securities market. The Fund will not act as a “commodity pool” (i.e. a pooled investment vehicle, that trades in commodity futures contracts and options thereon and the operator of which is registered with CFTC). Accordingly, consistent with CFTC regulations, the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. However, it should be noted that the CFTC has adopted certain rules that significantly affect the exemptions available to the Fund. These rules are not yet effective and their scope of application is still uncertain. As of the date of this Prospectus, there is no certainty that the Fund, the Advisor, the subadvisers or other parties will be able to rely on these exclusions and exemptions in the future. Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

Selective Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures with respect to the disclosure of its portfolio securities. A description of these policies and procedures is available in the Statement of Additional Information (“SAI”).

Who Manages the Fund

Investment Advisor and the Subadvisors

Mercer Investment Management, Inc. (the “Advisor”), a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Fund. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”). The Advisor is an affiliate of Mercer Investment Consulting, Inc. (“Mercer IC”), an investment consultant that, among other things, reviews, rates, and recommends investment managers for its clients.

The Advisor has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees of the Trust (the “Board”): (i) sets the Fund’s overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or part of the Fund’s assets; (iii) when appropriate, allocates and reallocates the Fund’s assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors, including the subadvisors’ compliance with the investment objective, policies, and restrictions of the Fund; and (v) implements procedures to ensure that the subadvisors comply with the Fund’s investment objective, policies, and restrictions.

When identifying possible subadvisors, the Advisor typically (but not always) begins with a universe of investment managers rated highly by the Manager Research Group of Mercer IC (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Advisor’s portfolio management team reviews a universe of managers that are highly rated by the Mercer

Research Group, and creates a short list for further analysis. Short-list candidates are then evaluated on a variety of factors, including, but not necessarily limited to, risk characteristics, performance in up and down markets, investment styles, and overall fit within the portfolio. Once a compatible subadvisor candidate(s) is identified, a compliance review is then conducted by the Advisor’s compliance staff. Results are shared with the Advisor’s portfolio management team, after which the final selection of the subadvisor is made and a recommendation to appoint the manager is made to the Board of Directors.

The Advisor also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadvisor. Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making process, the Advisor’s portfolio management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or terminating a subadvisor. Therefore, there is a possibility that the Advisor’s decision with respect to a particular subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Fund based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Thomas Murphy, Stan Mavromates, Christopher A. Ray, CFA, and Dean Cheeseman are responsible for establishing the Fund’s overall investment strategies and evaluating and monitoring the subadvisors managing the Fund. Mr. Murphy has served as the President of the Advisor since 2011 and Chief Investment Officer of the Advisor from 2011 to 2012. From 2006 to 2011, Mr. Murphy was the business leader for Mercer Investment Management – Europe, Middle East and Africa. Mr. Mavromates has served as Chief Investment Officer of the Advisor since 2012. From 2005-2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Management Board. Mr. Mavromates leads the portfolio management team and co-chairs the Investment Committee, which develops the philosophy and establishes investment policies for the Advisor. Mr. Ray, Head of Investments (US) of the Advisor, has been with the Advisor since 2005. Mr. Cheeseman has been a portfolio manager of the Advisor since 2012 and a Principal and portfolio manager with Mercer Limited since 2011. Prior to that, Mr. Cheeseman was head of a fund of funds at F&C Asset Management from 2008 to 2010 and head of developed markets at Forsyth Partners from 2001 to 2008.

The Fund pays the Advisor fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management. The following represents the total advisory fees payable by the Fund:

Investment Advisory Fee*
Fund	On All Assets
Mercer Global Low Volatility Equity Fund	0.75%

*	Consists of the total advisory fee payable by the Fund to the Advisor. The Advisor is responsible for paying the subadvisory fees.

The Trust, with respect to the Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund’s expenses otherwise would exceed the “Net Expenses” for the Class Y-1, Class Y-2, and Class Y-3 shares, as applicable, of the Fund, as shown in the Annual Fund Operating Expenses table contained in the “Summary of the Fund” in this prospectus.

Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through July 31, 2014, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

The Advisor has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisors pursuant to which the subadvisors are compensated out of the investment advisory fees that the Advisor receives from the Fund. The current subadvisors to the Fund are identified under “Investment Objective and Principal Investment Strategies” earlier in this prospectus.

A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and each Subadvisory Agreement will be available in the Fund’s annual report to shareholders for the period ending March 31, 2013.

The Trust and the Advisor have obtained an exemptive order (the “Exemptive Order”) from the SEC that permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain subadvisors and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for the Fund, and the Advisor supervises the provision of portfolio management services to the Fund by the subadvisors. The Exemptive Order allows the Advisor: (i) to continue the employment of an existing subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadvisor; and (ii) to reallocate assets among existing or new subadvisors. Within 90 days of retaining new subadvisors, the Fund will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisors and recommend their hiring, termination, and replacement. The Exemptive Order also relieves the Fund from disclosing certain fees paid to non-affiliated subadvisors in documents filed with the SEC and provided to shareholders.

Administrative Services

State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts, is the administrator of the Fund. The Fund pays the Administrator at an annual rate of the Fund’s average daily net assets for external administrative services. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Fund’s NAV, and preparation of shareholder reports.

The Advisor provides certain internal administrative services to the Class Y-1 and Class Y-2 shares of the Fund, for which the Advisor receives a fee of 0.10% and 0.05% of the average daily net assets of the Class Y-1 and Class Y-2 shares of the Fund, respectively. These internal administrative services include attending to shareholder correspondence, requests and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing non-advisory relationships with entities providing services to the Class Y-1 and Class Y-2 shares, including the transfer agent. From time to time, payments may be made to affiliates of the Advisor by the Fund or the Advisor, out of the Advisor’s own resources, for services provided by those affiliates.

Pricing of Fund Shares

The price at which purchases and redemptions of the Fund’s shares are effected is based on the next calculation of the Fund’s NAV after the purchase or redemption order is placed. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the Exchange each day the Exchange is open. The Exchange normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.

The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at their fair value. The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s foreign investments (in the opinion of the Advisor and the subadvisors) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the subadvisors to be unreliable, these investments will be valued at their fair value. The Fund may rely on third-party pricing vendors to monitor for events materially affecting the values of the Fund’s foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Fund’s foreign investments, the third-party pricing vendors will provide revised values to the Fund.

If market quotations are not readily available for the Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid securities, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Fund’s foreign investments, fair value pricing also may be used with domestic securities, where appropriate. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price.

Purchasing and Selling Fund Shares

Selecting an Appropriate Share Class

This prospectus offers you a choice of three classes of shares of the Fund: Class Y-1, Class Y-2, and Class Y-3 shares. (In this prospectus, the Class Y-1, Class Y-2, and Class Y-3 shares are together referred to as the “Class Y Shares.”) This allows you to choose among different levels of services and ongoing operating expenses, as illustrated in the “Fees and Expenses” section of this prospectus.

Class Y Shares generally are available only to clients of the Advisor and to institutional investors (including certain retirement plans, which include defined benefit and defined contribution plans) that meet the eligibility requirements described above under “Important Additional Information—Purchase and Sale of Fund Shares.” The class of shares that is best for you depends on a number of factors, such as whether you are a retirement plan or non-retirement plan investor, the amount you intend to invest, and the level of services that you desire. Please consult the Advisor, your plan administrator or recordkeeper, or your financial advisor, as to which share class is most appropriate for you. Below is a summary of the differences among the Fund’s Class Y-1, Class Y-2, and Class Y-3 shares:

Class Y-1 Shares

•	Initial Sales Charge: None

•	Contingent Deferred Sales Charge: None

•	12b-1 Fee: 0.25%

•	Dividends: Higher annual expenses, and lower dividends, than Class Y-2 shares and Class Y-3 shares because of the 12b-1 and internal administrative fees paid by Class Y-1 shares to the Advisor.

•

Shareholder Services: Full shareholder servicing is performed by the Advisor and/or its affiliates, including communication with third-party administrators, and the Class Y-1 shares pay an internal administrative fee for these services.

Class Y-2 Shares

•	Initial Sales Charge: None

•	Contingent Deferred Sales Charge: None

•	12b-1 Fee: None

•

Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares; higher annual expenses, and lower dividends, than Class Y-3 shares, because of the internal administrative fees paid by Class Y-2 shares to the Advisor.

•	Shareholder Services: Certain limited shareholder servicing is performed by the Advisor or its affiliates, and the Class Y-2 shares pay an internal administrative fee for these services.

Class Y-3 Shares

•	Initial Sales Charge: None

•	Contingent Deferred Sales Charge: None

•	12b-1 Fee: None

•	Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares and Class Y-2 shares.

•

Shareholder Services: No shareholder servicing is performed by the Advisor or its affiliates at the Class level, as it is anticipated that shareholder servicing will be performed at the client level. Shareholder servicing arrangements for holders of Class Y-3 shares are customized to each specific client and are not paid for from the assets of the Fund.

Marketing and Shareholder Services (12b-1) Plan

The Fund has adopted a plan of marketing and shareholder services, or “12b-1 plan,” to finance the provision of certain marketing services and shareholder services to owners of Class Y-1 shares of the Fund. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of the Fund’s Class Y-1 shares. These fees are used to pay fees to financial intermediaries, such as qualified dealers and retirement recordkeepers, for providing certain marketing and shareholder services. Because these fees are paid out of the Fund’s assets or income on an ongoing basis, over time these fees will increase the cost of your investment (reducing the return of your investment) and may cost you more than paying other types of sales charges. For investors in defined contribution plans administered by Mercer HR Services LLC (“Mercer Services”), an affiliate of the Advisor that provides administrative services to retirement plans, these fees may be paid to Mercer Services. Also, these fees may be paid to the Advisor, or to Mercer Securities, a division of MMCSecurities Corp., an affiliate of the Advisor, in connection with their providing marketing services for the Class Y-1 shares of the Fund.

Purchasing Class Y Shares

The Fund sells its Class Y Shares at the offering price, which is the NAV. Class Y Shares may not be available through certain financial advisors and retirement plan administrators and recordkeepers.

The Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion. Contact the Advisor for further information.

Purchasing Class Y-1 and Class Y-2 Shares

Class Y-1 and Class Y-2 shares may be purchased through your financial advisor or directly by contacting State Street Bank and Trust Company, the Fund’s transfer agent (the “Transfer Agent”), located at 200 Clarendon Street, Boston, Massachusetts. If you are a defined contribution retirement plan, Class Y-1 shares also may be purchased through your retirement plan administrator or recordkeeper. The Transfer Agent or your financial advisor, plan administrator or recordkeeper, as applicable, must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your financial advisor or retirement plan administrator or recordkeeper, as applicable, will be responsible for furnishing all necessary documents to the Transfer Agent, and may charge you for these services. If you wish to purchase shares directly from the Fund, you may complete an order form and write a check for the amount of Class Y Shares that you wish to buy, payable to the Trust. Return the completed form and check to the Transfer Agent.

Purchasing Class Y-3 Shares

Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares should contact the Advisor.

The Fund may periodically close to new purchases of shares. The Fund may refuse any order to buy shares if the Fund and the Advisor determine that doing so would be in the best interests of the Fund and its shareholders.

Customer Identification

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Fund or its agents may not be able to open the Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Fund or its agents may share identifying information with third parties for the purpose of verification. If the Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

Selling Class Y Shares

You can sell your Class Y Shares back to the Fund on any day the Exchange is open, through the Advisor, your plan administrator or recordkeeper, your financial advisor, or directly to the Fund, depending upon through whom and how you own your Class Y Shares. Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

If you are an institutional client of the Advisor (or its affiliates) that owns Class Y Shares, contact the Advisor or the Transfer Agent to sell your Class Y Shares. The Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. The Advisor may establish an earlier time by which it must receive instructions from its clients in order for its clients to receive that day’s NAV.

If you are not an institutional client of the Advisor, contact your financial advisor or the Transfer Agent directly, as applicable, to sell your Class Y Shares. Your financial advisor or the Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV.

If you are a participant in a defined contribution retirement plan, contact your plan administrator or recordkeeper to sell your Class Y Shares. Your plan administrator or recordkeeper must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your plan administrator or recordkeeper will be responsible for forwarding the request to the Transfer Agent on a timely basis and may charge you for his or her services.

Payments by the Fund

The Fund generally sends you payment for your Class Y Shares the business day after your request is received in good order. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Fund

The Fund reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the Class Y shares that you are redeeming is large enough to affect the Fund’s operations (for example, if it represents more than $250,000 or 1% of the Fund’s assets). In these cases, you might incur brokerage costs converting the securities to cash.

The Fund also reserves the right to close any account if the account value falls below the Fund’s minimum account level or if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing) to the fullest extent permitted by law. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.

Exchanging Class Y Shares

If you want to switch your investment from the Fund to another series of the Trust, you can exchange your Class Y-1, Class Y-2, or Class Y-3 shares, as applicable, for shares of the same class of another series at NAV.

If you hold your Class Y-1 or Class Y-2 shares through a financial advisor, contact the financial advisor regarding the details of how to exchange your shares. If you hold your Class Y-1 or Class Y-2 shares directly with the Fund, contact the Transfer Agent, and complete and return an Exchange Authorization Form, which is available from the Transfer Agent. A telephone exchange privilege is currently available for exchanges of amounts up to $500,000 in Class Y-1 or Class Y-2 shares. If you hold your Class Y-1 or Class Y-2 shares through a retirement plan, contact your plan administrator or recordkeeper regarding the details of how to make an exchange. If you own Class Y-3 shares, contact the Advisor regarding the details of how to exchange your shares. Ask the Advisor, your financial advisor, your plan administrator or recordkeeper, or the Transfer Agent for a prospectus of the series of the Trust you wish to purchase.

All classes of the Fund may not be available in every state. As of the date of this prospectus, only Class Y-3 shares of the Fund are available in Montana.

The exchange privilege is not intended as a vehicle for short-term trading. As described above, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Fund, the Fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The series of the Trust into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Fund or the Advisor determines are likely to have a negative effect on the Fund or the other series of the Trust. Consult the Fund, the Advisor, or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The Fund, the Advisor, and MGI Funds Distributors, LLC, the Trust’s distributor (the “Distributor”), reserve the right to reject any purchase order for any shares of any class of the Fund for any reason. The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Fund, the Advisor, or the Distributor has determined could involve actual or potential harm to the Fund may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Fund, less efficient management of the Fund’s portfolio (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. The Fund may be subject to the risk of one form of frequent trading called time-zone arbitrage, where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign markets in which the Fund’s securities trade, and the close of U.S. markets.

Because the Fund is designed for long-term shareholders, the Board of Trustees of the Trust has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Fund’s shares. The Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans for which Mercer Services is not the administrator; redemptions by the Mercer Collective Trust; and transactions for a discretionary investment management client of the Advisor when the client has provided the Advisor with advance notice of a planned redemption and the Advisor retains discretion to effect the redemption on behalf of the client. Furthermore, exchanges by plan participants in defined contribution plans for which Mercer Services is the administrator will be subject to the short-term trading fee only with respect to shares that were purchased by exchange (rather than by contribution). For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short term trading fees.

In addition to the short-term trading fee, the Board of Trustees of the Trust has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Fund. These policies do not apply to the Mercer Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.

There is no assurance that these policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Fund may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries.

As discussed in “Redemptions by the Fund” earlier in this prospectus, the Fund reserves the right to refuse future purchases or exchanges of shares of the Fund if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Fund (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that the Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are an institutional shareholder of the Class Y Shares of the Fund, you will receive income dividends and capital gains distributions in additional Class Y Shares of the Fund, unless you notify the Advisor, your financial advisor, or the Transfer Agent in writing that you elect to receive them in cash. Distribution options may be changed by shareholders at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the NAV determined at the close of business on that date.

Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if the distributions were paid in December. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid “Buying A Dividend.” At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

Tax Considerations. Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Under a tax law provision currently effective only with respect to Fund tax years beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met. Some distributions paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is sent to taxable investors in January will detail your distributions and their federal tax category.

If the Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit.

Redemptions and Exchanges. When you sell your shares in the Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of another series of the Trust is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

Back-Up Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service instructs the Fund to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. This withholding rate is scheduled to increase to 31% in 2013.

State and Local Taxes. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Financial Highlights

The Fund is newly organized and its shares have not previously been offered and therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

If you want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Fund by contacting your plan administrator or recordkeeper or financial advisor. You may obtain free copies of the Fund’s annual and semi-annual reports and the SAI by contacting the Fund directly at 1-800-428-0980 or visiting the Trust’s Web site, www.mercer.us/mutual-funds-on-offer.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Fund:

For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

Mercer Funds

Investment Company Act File No. 811-21732

Mercer Funds (formerly known as MGI Funds)

Mercer Global Low Volatility Equity Fund

Prospectus

[    ], 2012

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This SAI, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION	DATED JULY 30, 2012

Mercer Funds

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2012

Mercer Funds (the “Trust”) is an open-end management investment company that currently offers shares in nine separate and distinct series, representing separate portfolios of investments, each of which has its own investment objective. This Statement of Information relates to the Mercer Global Low Volatility Equity Fund (the “Fund”). The Fund offers interests in four classes of shares: Class S, Class Y-1, Class Y-2, and Class Y-3. The Fund and its ticker symbol is:

	Class S		Class Y-1		Class Y-2		Class Y-3
Mercer Global Low Volatility Equity Fund	[	]	[	]	[	]	[	]

Mercer Investment Management, Inc. (the “Advisor”), serves as the investment advisor of the Fund.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read only in conjunction with the Fund’s current Prospectus, dated [            ], 2012. Portions of the Fund’s Annual Report to Shareholders are incorporated by reference into this SAI. A copy of the Annual Report to Shareholders or a Prospectus may be obtained, without charge, by calling your plan administrator or recordkeeper or financial advisor, or by calling the Trust toll free at 1-800-428-0980 (in the case of Class S shares) or 1-866-658-9896 (in the case of Class Y shares). The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

i

ii

GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust organized on March 11, 2005. The Trust currently offers shares in the following nine series, representing separate portfolios of investments: Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, Mercer Core Opportunistic Fixed Income Fund, Mercer US Short Maturity Fixed Income Fund and Mercer Global Low Volatility Equity Fund.

The Fund is currently authorized to offer four classes of shares: Class S shares, Class Y-1 shares, Class Y-2 shares, and Class Y-3 shares (Class Y-1, Class Y-2, and Class Y-3 shares are together, the “Class Y Shares”). As of the date of this SAI, the Fund offers investments in Class Y-3 shares only.

The Fund is classified as “diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

General Definitions

As used throughout this SAI, the following terms shall have the meanings listed:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“Administrator” shall mean State Street Bank and Trust Company, which serves as the Fund’s administrator.

“Advisor” shall mean Mercer Investment Management, Inc., which serves as the Fund’s investment advisor.

“Board” shall mean the Board of Trustees of the Trust.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Custodian” shall mean State Street Bank and Trust Company, which serves as the Fund’s custodian.

“Distributor” shall mean MGI Funds Distributors, LLC, which serves as the Trust’s principal underwriter.

“Fund” shall mean the Mercer Global Low Volatility Equity Fund.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“S&P” shall mean Standard & Poor’s Ratings Group.

“Subadvisor” shall mean a subadvisor to the Fund.

“Trust” shall mean the Mercer Fund, an open-end management investment company registered under the 1940 Act.

INVESTMENT STRATEGIES

In addition to the securities and financial instruments described in the Fund’s Prospectus, the Fund is authorized to employ certain other investment strategies and to invest in certain other types of securities and financial instruments, as described below. The Fund may not utilize all of the investment strategies, or invest in all of the types of securities and financial instruments that are listed.

Borrowing

The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund also may borrow money for investment purposes. The Fund will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Cash and Short-Term Investments

The Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities, and banks and finance companies, which may be denominated in any currency.

The Fund may invest a portion of its assets in shares issued by money market mutual funds. The Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute “cash or cash equivalents” for tax diversification purposes under the Code). When the Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

Loans of Portfolio Securities

The Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents, or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of the Fund’s portfolio securities. The Fund may not retain voting rights on securities while they are on loan.

The Fund may participate in a securities lending program under which the Custodian is authorized to lend Fund portfolio securities to qualified institutional investors that post appropriate collateral. The Custodian receives a portion of the interest earned on any reinvested collateral.

Repurchase Agreements

When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed to be creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase agreement transaction, the Fund’s Subadvisor will earmark or direct the Custodian to designate cash, U.S. government securities, equity securities, and/or investment and non-investment grade debt securities as segregated assets on the Fund’s records or the Custodian’s records in an amount equal to the Fund’s obligations under the transaction. When engaging in (or purchasing) reverse repurchase agreements, when-issued securities, options, futures, forward contracts, dollar rolls or other derivative transactions, the Fund’s Subadvisor will earmark or cause the Custodian to designate on the Fund’s records or the Custodian’s records cash, U.S. government securities, or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily. (Any such assets and securities earmarked or designated as segregated on the Fund’s records, or by the Custodian on its records, are referred to in this SAI as “Segregated Assets.”) Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Swaps

The Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, swap options (sometimes referred to as “swaptions”), and the purchase or sale of related caps, floors, collars, and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when the Fund writes a swap option than the Fund will incur when it purchases a swap option. When the Fund purchases a swap option, the Fund’s risk of loss is limited to the amount of the premium the Fund has paid should it decide to let the swap option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any nonperiodic payments received or due under the notional principal contract must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.

Whether the Fund’s use of swap agreements or swap options will be successful in achieving the Fund’s investment objective will depend on a Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. A Subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor and/or Subadvisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Fund also may enter into credit default swap agreements. The credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises, and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or a Subadvisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the

Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or Subadvisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that a Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Certain swap agreements currently are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by “eligible swap participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

In response to turmoil in the financial markets and other market events, federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in July 2010. Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain over-the-counter (“OTC”) derivatives, such as swaps, in which the Fund may invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants will be regulated as swap dealers or major swap participants, and will be subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements will be implemented primarily through rules and regulations to be adopted by the SEC and/or the CFTC. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period, it is not possible, as of the date of this SAI, to determine the impact of the Dodd-Frank Act and related regulations on the Fund. However, it is expected that swap dealers, major market participants, and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens, and associated costs. The legislation and rules to be promulgated may exert a negative effect on the Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. Specifically, new position limits imposed on the Fund or its counterparties may affect that Fund’s ability to invest in futures, options, and swaps in a manner consistent with the Fund’s investment objective and strategies. The swap market could be disrupted or limited as a result of the legislation, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. The new requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the ability of the Fund to buy or sell OTC derivatives.

Futures

The Fund may enter into contracts for the purchase or sale for future delivery of securities, indices, and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. The Fund also may effect futures transactions through futures commission merchants that are affiliated with the Advisor, a Subadvisor, or the Fund in accordance with procedures adopted by the Board.

The Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, the Fund may sell stock index futures in anticipation of, or during, a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and the Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts generally provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest, or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund’s portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. The Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts, or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates that would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that the Fund has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund has insufficient cash, the Fund may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

The Fund may purchase and write call or put options on foreign or U.S. securities and indices and enter into related closing transactions. The Fund also may purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Fund may invest in options that either are listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund’s ability to effectively hedge its securities. The Fund will only invest in such options to the extent consistent with its 15% limitation on investments in illiquid securities.

Purchasing Call Options—The Fund may purchase call options on securities. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter its portfolio characteristics and modify its portfolio maturities without incurring the cost associated with transactions.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund generally will purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Covered Call Writing—The Fund may write covered call options from time to time on such portions of its portfolio, without limit, as a Subadvisor determines is appropriate in seeking to achieve the Fund’s investment objective. The advantage to the Fund of writing covered calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through which such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss also may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security, plus the amount of the premium on the option less the commission paid.

The Fund will write call options only on a covered basis. A call option written by the Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Custodian.

Purchasing Put Options—The Fund also may purchase put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options, at the discretion of its Subadvisors, in order to protect against declines in the market values of the underlying securities below the exercise prices less the premiums paid for the options (“protective puts”). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates the Fund’s position by selling an option of the same series as the option previously purchased.

Writing Put Options—The Fund also may write put options on a secured basis, which means that the Custodian will maintain the Fund’s Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market prices of the securities covered by the put option written by the Fund. Secured put options generally will be written in circumstances where a Subadvisor wishes to purchase the underlying security for the Fund’s portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after the Fund has been notified of the exercise of the option.

Index Options

The Fund may purchase exchange-listed call options on stock and fixed income indices, and sell such options in closing sale transactions for hedging purposes. The Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. The Fund also may purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase, pending its ability to invest in such securities.

In addition, the Fund may purchase put options on stock and fixed income indices, and sell such options in closing sale transactions. The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Fund from a decline in value of heavily weighted industries in the Fund’s portfolio. Put options on stock and fixed income indices also may be used to protect the Fund’s investments in the case of one or more major redemptions.

The Fund also may write (sell) put and call options on stock and fixed income indices. While the option is open, the Fund will maintain Segregated Assets with the Custodian in an amount equal to the market price of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in U.S. dollars times a specified multiplier (the “multiplier”). The indices on which options are traded include both U.S. and non-U.S. markets.

Special Risks of Options on Indices

The Fund’s purchase of options on indices will subject it to the risks described below.

Because the value of an index option depends upon movements in the level of the index, rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices is subject to a Subadvisor’s ability to predict correctly the direction of movements in the market generally or in a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted, causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If the Fund holds an index option and exercises it before final determination of the closing index value for that day, the Fund runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall “out-of-the-money,” the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Warrants

Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund’s entire investment therein).

Rule 144A and Illiquid Securities

The Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional investors.

The Board has instructed the Subadvisors to consider the following factors in determining the liquidity of a security purchased under Rule 144A for the Fund: (i) the security can be sold within seven days at approximately the same amount at which the security is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period the security is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency, in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a “regular way” for the type of security at issue; and (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the 1940 Act, there is a sufficient market of “qualified purchasers” (as defined in the 1940 Act) to assure that the security will remain marketable throughout the period the security is expected to be held by the Fund. Though the Board delegates the day-to-day functions to the Subadvisors, the Board will continue to monitor, oversee, and periodically review the Subadvisors’ selections of Rule 144A securities, as well as the Subadvisors’ determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Subadvisors will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets invested in illiquid securities.

The Fund will limit its investments in securities that the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund’s net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to policies and procedures adopted by the Board.

If a Subadvisor determines that a security purchased for the Fund in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, the Fund’s holdings of illiquid securities exceed the Fund’s 15% limitation on investments in such securities, such Subadvisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets, which may include such Rule 144A securities. High yield securities are generally less liquid than other types of securities.

Investment Company Securities

Securities of other investment companies may be acquired by the Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, the Fund would bear, along with the investment company’s other shareholders, the Fund’s pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

Issuer Location

The Fund considers a number of factors to determine whether an investment is tied to a particular country, including whether: the issuer is organized under the laws of, or maintain their principal places of business in, a particular country; the investment has its principal trading market in a particular country; the investment is issued or guaranteed by the government of a particular country, any of the government’s agencies, political subdivisions, or instrumentalities, or the central bank of such country; the investment is denominated in the currency issued by a particular country; the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a particular country or have at least 50% of their assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Short Sales

The Fund may from time to time sell securities short. In the event that a Subadvisor anticipates that the price of a security will decline, the Fund may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace a borrowed security sold short.

When-Issued Securities

The Fund may purchase securities offered on a “when-issued” or “forward delivery” basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The market value of a when-issued or forward delivery security may be more or less than the purchase price. The Trust and the Advisor do not believe that the Fund’s net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Custodian will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities. The Segregated Assets maintained by the Fund with respect to any when-issued or forward delivery securities shall be liquid, unencumbered, and marked-to-market daily, and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

Participation Notes

The Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which generally is linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based.

These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.

Trust Preferred Securities (“TruPS”)

The Fund may invest in TruPS. TruPS are cumulative preferred stock, typically issued by banks and other financial institutions, the return of which generally is linked to the interest and/or principal payments of underlying subordinated debt, which typically has an initial maturity of at least 30 years and may be redeemed by the issuer after five years at a premium. Dividends are paid quarterly or semi-annually and may be deferred for at least five years without creating an event of default or acceleration. The Federal Reserve permits up to 25% of a bank holding company’s tier 1 capital to be in this form of security. As a result of the tax deductibility and treatment as tier 1 capital, TruPS have characteristics of both debt and equity.

Equity Securities

The Fund may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities (such as warrants or rights) that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts (together, “Depositary Receipts”). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.

Depositary Receipts

The Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications. The Fund may treat certain ADRs as emerging market investments for purposes of compliance with its investment strategy and policies.

Convertible Securities

The Fund may invest in convertible securities that generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claim on assets and earnings are subordinated to the claims of all creditors, but are senior to the claims of common shareholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations generally are rated below other obligations of the company, and many convertible securities either are rated below investment grade or are not rated. See “Lower Rated Debt Securities” in this SAI.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs, or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing, and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain its exemption from registration under the 1940 Act.

Private Equity Investments in Public Equity

The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

U.S. Government Obligations

A portion of the Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies or instrmentalities. Some of the obligations purchased by the Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of Ginnie Mae, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank and the U.S. Postal Service. Other agencies and instrumentalities of the U.S. government have historically been supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. Instrumentalities of the U.S. government include, among others, the Federal Home Loan Banks, the Federal Farm Credit Banks, Fannie Mae, and Freddie Mac. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac into conservatorship and has since increased its support of these two instrumentalities through substantial capital commitments and enhanced liquidity measures, which include a line of credit. The U.S. Treasury also extended a line of credit to the Federal Home Loan Banks. No assurance can be given that the U.S. government would provide continued support to instrumentalities, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. Furthermore, with respect to the U.S. government securities purchased by the Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of the Fund’s shares. The Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

Municipal Bonds

Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds generally are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments, may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

To the extent that the Fund invests in California municipal securities, it will be more vulnerable to events adversely affecting the state of California, including economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California’s municipal issuers. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations. Since 2008, the state’s economy and fiscal condition have deteriorated significantly, resulting in large budget deficits. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives limit the state’s ability to raise revenues, particularly with respect to real property taxes. California’s economy also may be affected by natural disasters, such as earthquakes or fires.

Eurodollar Securities

The Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

Lower Rated Debt Securities

Fixed income securities rated lower than Baa by Moody’s or BBB by S&P, or determined to be of equivalent credit quality by a Subadvisor, are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities (“lower rated debt securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated debt securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations, or similar events. Also, lower rated debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. Certain convertible securities also may be rated below investment grade. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated debt securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated debt securities in the future. Issuers of these securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by an issuer is significantly greater for the holders of lower rated debt securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated debt securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Especially at such times, trading in the secondary market for lower rated debt securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated debt securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated debt securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated debt securities’ prices may become more volatile and the Fund’s ability to dispose of particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower rated debt securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower rated debt securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings, such as takeovers or mergers. Such legislation could significantly depress the prices of outstanding lower rated debt securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity, valuation, and currency risk.

Defaulted Securities. The Fund may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Advisor any Subadvisor will correctly evaluate the intrinsic values of the distressed companies in which the Funds may invest. There is also no assurance that the Advisor or any Subadvisor will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Advisor or any Subadvisor will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

Trade Claims. The Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

Inflation Protected Securities

Inflation protected securities are debt securities whose principal and/or interest payments are periodically adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease. The U.S. Treasury guarantees repayment of the original TIPS principal upon maturity, as adjusted for inflation. However, the current market value of TIPS is not guaranteed, and will fluctuate. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation protected debt securities include other U.S. government agencies or instrumentalities, corporations, and foreign governments, which may or may not guarantee the repayment of the originally issued principal amount. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities. While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in an inflation protected security may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Pay-In-Kind Bonds

The Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Mortgage-Backed Securities, Mortgage Pass-Through Securities, and Collateralized Mortgage Obligations (“CMOs”)

The Fund also may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. The Fund also may invest in debt securities that are secured with collateral consisting of mortgage-backed securities, such as CMOs, and in other types of mortgage-related securities.

The principal issuers of mortgage-related securities are Ginnie Mae, Fannie Mae, and Freddie Mac. The type of government guarantees, if any, supporting mortgage-related securities depends on the issuers of the securities. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae is backed by Ginnie Mae and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, are supported by the issuer’s right to borrow from the U.S. Treasury, while others, such as those issued by Fannie Mae, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As the Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the “accrued market discount.” Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to their face value will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. The Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received. Such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, a Subadvisor determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams.

CMOs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. For federal income tax purposes, the Fund will be required to accrue income on CMOs using the “catch-up” method, with an aggregate prepayment assumption.

Dollar Rolls

The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through receipt of fee income. The Fund intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. The Trust does not believe the Fund’s obligations under dollar rolls are senior securities and accordingly, the Fund, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to their respective borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-Be-Announced Securities

A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools that will constitute that Ginnie Mae pass-through security to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate, and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages maybe less favorable than anticipated by the Fund.

Other Mortgage-Backed Securities

The Advisor and the Subadvisors expect that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor and the Subadvisors will, consistent with the Fund’s investment objective, policies, and quality standards, consider the appropriateness of making investments in such new types of mortgage-related securities.

Asset-Backed Securities

The Fund may invest a portion of its assets in debt obligations known as “asset-backed securities.” Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans, and leases).

The credit quality of asset-backed securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Fund will be required to accrue income on pay-through asset-backed securities using the “catch-up” method, with an aggregate prepayment assumption.

The credit quality of asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets that, in turn, may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as “pass-through certificates” or “collateralized obligations.”

Due to the shorter maturity of the collateral backing asset-backed securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and other similarly structured securities. CDOs and CBOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of below investment grade fixed income securities. CDOs may charge management fees and administrative expenses. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (i.e., credit risk and interest rate risk), CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the securities may produce unexpected investment results.

Equipment Trust Certificates

The Fund may invest in equipment trust certificates. The proceeds of such certificates are used to purchase equipment, such as railroad cars, airplanes, or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline, or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

Zero Coupon and Delayed Interest Securities

The Fund may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The market prices of zero coupon and delayed interest securities generally are more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as the zero coupon convertible securities usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS”) and Certificate of Accrual on Treasuries (“CATS”). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Structured Products

Structured products generally are individually negotiated agreements that are organized and operated to restructure the investment characteristics of the underlying securities. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Although the Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

Other types of structured products may include baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there may not be an active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

Foreign Securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Fund’s Prospectus, which are not typically associated with investing in U.S. issuers. Since the securities of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit them to enter into forward foreign currency exchange contracts, futures, options, and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Emerging Markets Investments

The Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed above relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Momentum Style Risk

Investing in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of the Fund using a momentum strategy may suffer.

Forward Foreign Currency Contracts

The Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Fund will account for forward contracts by marking-to-market each day at current forward contract values.

The Fund will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when the Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or a sub-custodian will maintain Segregated Assets in an amount equal to the contract’s full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Fund’s custodian or a sub-custodian will maintain Segregated Assets in an amount equal to the net amount owed by the Fund.

Non-Deliverable Forwards

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

Since the Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political, and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Options on Foreign Currencies

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage their exposure to changes in currency exchange rates. The Fund also may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the U.S. dollar price of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the U.S. dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of the Fund’s portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Fund also may engage in options transactions for non-hedging purposes. The Fund may use options transactions to gain exposure to a currency when a Subadvisor believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund’s Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund’s Custodian.

With respect to writing put options, at the time the put is written, the Fund’s Custodian will maintain Segregated Assets in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The Segregated Assets will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

Private Investment Funds

The Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. In addition, the Fund may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds may be subject the Fund’s limitations on investments in “illiquid securities.”

Exchange Traded Funds (“ETFs”)

The Fund may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.

The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are of course exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Gold and Other Precious Metals

The Fund may invest in ETFs that hold gold or track the price of gold or gold-related issues. Each is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals. The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and, accordingly, the value of the Fund’s investments in such securities also may be affected.

Substantial Ownership Positions

The Fund may accumulate substantial positions in the securities or even gain control of individual companies. At times, the Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of the Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, the Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of the Fund’s positions, may be difficult to anticipate and the possibility of successful claims against the Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded.

Master Limited Partnerships

The Fund may invest in Master Limited Partnerships (“MLPs”). An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.

Oil and Gas Investments

The Fund may invest in oil and gas related assets, including oil royalty trusts that are traded on national securities exchanges (but subject to limits on purchasing and selling physical commodities as set out in the Fund’s fundamental investment restrictions). Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unit holders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unit holders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Other Investments

The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to the Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund’s total assets will not be considered a violation. The Fund may not:

(i)	Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

(ii)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(iii)	Purchase or sell commodities, except that the Fund may purchase or sell gold or other precious metals, or interests in gold or other precious metals, and may purchase or sell currencies, may enter into futures or forward contracts on securities, currencies and other indices, or any other financial instruments, and may purchase and sell options on such futures or forward contracts;

(iv)	Issue securities senior to the Fund’s presently authorized shares of beneficial interest, to the extent such issuance would violate applicable law;

(v)	Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

(vi)	Borrow money to the extent such borrowing would violate applicable law;

(vii)	Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies, or securities of other investment companies); and

(viii)	Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Fund.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below. The address of the executive officers of the Trust, other than Mr. Nuzum is 99 High Street, Boston, Massachusetts 02110. The address of Mr. Nuzum is 1166 Avenue of the Americas, New York, New York 10036.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (68)	Trustee	Since 2005	Mr. Bains is retired.	9	Mr. Bains is a director of BG Medicine, Inc. and a Trustee of BofA Funds Series Trust (11 portfolios).

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Adela M. Cepeda A.C. Advisory, Inc. 150 N. Wacker Drive Suite 2160 Chicago, IL 60606 (54)	Chairperson and Trustee	Chairperson since 2010; Trustee since 2005	Ms. Cepeda is Founder and President of A.C. Advisory, Inc. (a financial advisory firm) since 1995.	9	Ms. Cepeda is a director or trustee of: The UBS Funds (19 portfolios); UBS Relationship Funds (25 portfolios); Fort Dearborn Income Securities, Inc. (1 portfolio); SMA Relationship Trust (5 portfolios); Consulting Group Capital Markets Funds (11 portfolios); and Amalgamated Bank of Chicago

Gail A. Schneider 99 High Street Boston, MA 02110 (63)	Trustee	Since 2009	Ms. Schneider is a self- employed consultant since 2007. From 2002 to 2007, Ms. Schneider was retired.	9	None
Interested Trustee
Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Richard L. Nuzum** (43)	Trustee, President, and Chief Executive Officer	Since 2010	Mr. Nuzum is the leader of Mercer’s Investment business in the US since 2012. Previously, Mr. Nuzum was the President and Global Business Leader of Mercer’s Investments Management Business since 2009. Mr. Nuzum was Americas Business Leader for Mercer Investment Consulting from 2005-2008.	9	Mr. Nuzum is a trustee of Mercer Trust Company and a director of Mercer Investment Management, Inc. Mr. Nuzum served as a director of Mercer Investment Consulting, Inc. from 2005 to 2008.

(1)	Each Trustee holds office for an indefinite term.
*	The “Fund Complex” consists of the Trust, which has nine portfolios.
**	Mr. Nuzum is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.

Officers

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past 5 Years
Tom Murphy (40)	Vice President and Chief Investment Officer	Since 2011	Mr. Murphy is President and Chief Investment Officer of Mercer Investment Management, Inc. since 2011. Previously, Mr. Murphy was a Business Leader for Mercer Investment Management in EMEA since 2006.

Richard S. Joseph (47)	Vice President, Treasurer, and Chief Financial Officer	Since 2005	Mr. Joseph is Chief Operating Officer, Mercer Investment Management, Inc. since 2005.

Scott M. Zoltowski (43)	Vice President, Chief Legal Officer, and Secretary	Since 2008	Mr. Zoltowski is a partner of Mercer (US) Inc. and serves as Global Chief Counsel-Investments for Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. Prior to this, Mr. Zoltowski was Senior Counsel and Vice President for State Street Global Advisors (2006-2008).

Name and Age	Position(s) Held with the Trust	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past 5 Years
Colin Dean (35)	Vice President and Assistant Secretary	Since 2010	Mr. Dean has served as Legal Counsel - Investments for Mercer Investment Management, Inc. since 2010. Prior to that, Mr. Dean was an Associate at Dechert LLP (2007-2010) and Associate Counsel at Affiliated Managers Group, Inc. (2005-2007).

Stan Mavromates (51)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates served as Chief Investment Officer of the Massachusetts Pension Reserves Investment Management Board since 2005.

Christopher A. Ray (49)	Vice President	Since 2006	Mr. Ray is a Vice President and Portfolio Manager of Mercer Investment Management, Inc. since 2005.

Manny Weiss (63)	Vice President	Since 2010	Mr. Weiss is a Portfolio Manger and Principal of Mercer Investment Management, Inc. since 2009. From 2006 to 2008, Mr. Weiss worked for 21 Capital Group, an affiliate of Old Mutual Asset Management, in Hedge Fund Manager Research and Client Service.

Wil Berglund (40)	Vice President	Since 2010	Mr. Berglund is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2009. From 2000 to 2008, Mr. Berglund held several positions with Putnam Investments including fixed income portfolio manager.

Mark Gilbert (39)	Vice President and Chief Compliance Officer	Since 2011	Mr. Gilbert is Chief Compliance Officer of Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. since 2011. He previously held the position of Americas Compliance Leader – Investments since 2007.

Name and Age	Position(s) Held with the Trust	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past 5 Years
Dean Cheeseman (40)	Vice President	Since 2012	Mr. Cheeseman has been a portfolio manager of the Advisor since 2012 and a Principal and portfolio manager with Mercer Limited since 2011. Prior to that, Mr. Cheeseman was head of a fund of funds at F&C Asset Management from 2008 to 2010.

Jan-Hein Van Den Akker (44)	Vice President	Since 2012	Mr. Van Den Akker has been a portfolio manager of the Advisor since 2012 and a Principal and portfolio manager with Mercer Global Investments Europe Limited since 2006.

+	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Board Leadership Structure

The Board is responsible for supervising the management of the Trust. The Board currently consists of four Trustees, three of whom are not “interested persons” of the Trust or the Advisor, within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Chairperson of the Board is an Independent Trustee elected by a majority of the Trustees currently in office. As discussed below, the Board has two standing committees, an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Trustees. The Board believes its leadership structure, in which the Chairperson of the Board is not affiliated with the Advisor, is appropriate, in light of the services that the Advisor provides to the Trust and potential conflicts of interest that could arise from these relationships.

Qualifications of Trustees

In addition to the information about the Trustees provided in the table above, the following is a brief discussion of some of the specific experiences, qualifications, attributes, and/or skills of each Trustee that support the Board’s belief, as of the date of this SAI, that he or she should serve as a Trustee of the Trust. The Board believes that the significance of each Trustee’s experience, qualifications, attributes, or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another Trustee) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that the Trustees need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Trust management, service providers, and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies, or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating and Corporate Governance Committee contains certain other factors considered by the Committee in identifying and evaluating potential Trustee nominees. To assist the Board in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Trust’s and the Advisor’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Harrison M. Bains, Jr. Mr. Bains has experience serving on the Board of the Trust as well as on the boards of other business organizations and investment companies. Mr. Bains has no relationships that would impair his independence to the Trust and has served as an Independent Trustee of the Trust since 2005. Mr. Bains has substantial senior corporate financial management experience. Mr. Bains most recently has served as Vice President and Treasurer of Bristol-Myers Squibb Co., and previously served as a Senior Vice President and Treasurer of RJR Nabisco and as a Senior Vice President of Chase Manhattan.

Adela M. Cepeda. Ms. Cepeda has experience serving on the Board of the Trust as well as on the boards of other investment companies, businesses, and not-for-profit organizations. Ms. Cepeda has no relationships that would impair her independence to the Trust and has served as an Independent Trustee of the Trust since 2005. Ms. Cepeda has significant professional experience with financial transactions. Ms. Cepeda is Founder and President of A.C. Advisory, Inc., a municipal financial advisory firm, and previously chaired the Audit Committee of the board of Wyndham International, Inc.

Gail A. Schneider. Ms. Schneider has served as an Independent Trustee of the Trust since 2009, when she was nominated by the Independent Trustees, based on the recommendation of the Nominating and Corporate Governance Committee, and subsequently elected by shareholders of the Trust. Ms. Schneider’s experience has included serving on the boards of directors of several organizations throughout her career. Ms. Schneider worked for 20 years at JP Morgan Chase & Co., where she was an Executive Vice President. Most recently, Ms. Schneider has worked as a consultant, introducing positive psychology principles into the domains of business and education.

Richard L. Nuzum. Mr. Nuzum was appointed to the Board in 2010 upon the recommendation of the Nominating and Corporate Governance Committee to fill a vacancy on the Board, based on his qualifications and experience. Mr. Nuzum has served as the leader of Mercer’s Investment business in the US since 2012. Previously, Mr. Nuzum was the President and Global Business Leader of Mercer’s Investments Management Business since 2009. Mr. Nuzum was Americas Business Leader for Mercer Investment Consulting from 2005-2008, and Asian Business Leader from 1997 through 2005. Mr. Nuzum also has served as country head with management responsibility for all of Mercer’s lines of business in Singapore, and a sub-regional leader across all of Mercer’s lines of business in Southeast Asia. Mr. Nuzum is a Chartered Financial Analyst and a member of the CFA Institute.

Additional information regarding the general characteristics considered by the Nominating and Corporate Governance Committee of the Board in recommending a Trustee, and any potential nominee to serve as Trustee, may be found below under “Board Committees.”

Board Committees

Mr. Bains, Ms. Cepeda, and Ms. Schneider sit on the Trust’s Audit Committee, and Mr. Bains serves as Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and the internal control over financial reporting of the Trust and certain service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audit(s) thereof; (iii) oversee or assist Board oversight of the Trust’s compliance with legal and regulatory requirements relating to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, and review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended March 31, 2012, the Audit Committee met two times.

Ms. Cepeda, Mr. Bains, and Ms. Schneider sit on the Trust’s Nominating and Corporate Governance Committee. Ms. Schneider serves as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Trustees; (ii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iii) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments, and periodically review the responsibilities and need for all committees of the Board.

While the Nominating and Corporate Governance Committee is solely responsible for the recommendation of Trustee candidates, the Nominating and Corporate Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Corporate Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Mercer Investment Management, Inc., 99 High Street, Boston, MA 02110. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Nominating and Corporate Governance Committee.

In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders), the Nominating and Corporate Governance Committee of the Board considers, among other factors that the Committee may deem appropriate and relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;

•

whether or not the person has any relationships that might impair his or her independence in serving on the Board such as any business, financial, or family relationships with Trust management, the Advisor and the Subadvisors, Trust service providers, or their affiliates;

•	whether the nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of the Independent Trustees on the Board;

•	the person’s judgment, skill and experience with investment companies and other organizations of comparable purpose, complexity, and size and subject to similar legal restrictions and oversight;

•	whether or not the person serves on the boards of trustees, or is otherwise affiliated with, other financial service organizations or those organizations’ mutual fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;

•

the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences; and

•	whether the Committee believes the person has the ability to exercise effective business judgment and would act in the best interests of the Trust and its shareholders.

The Nominating and Corporate Governance Committee also may establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate. During the fiscal year ended March 31, 2012, the Nominating and Corporate Governance Committee met four times.

Board’s Role in Risk Oversight

The Board does not have a direct role in the day-to-day risk management of the Trust. Rather, the Board’s role in the management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Advisor, its affiliates, and the Subadvisors, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk, and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairperson, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Trust’s service providers, including the Advisor’s Chief Investment Officer (or a senior representative of his office), the Trust’s and the Advisor’s Chief Compliance Officer, and the Subadvisors’ portfolio management personnel. The Audit Committee, which oversees the financial reporting of the Trust and its service providers, meets in scheduled meetings with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer, with which the Audit Committee Chairman maintains contact between Committee meetings. The Board also receives periodic presentations from senior personnel of the Advisor, or its affiliates, and the Subadvisors regarding risk management generally, as well as periodic presentations regarding specific operational, compliance, or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Advisor and other service providers to the Fund have adopted a variety of policies, procedures, and controls designed to address particular risks to the Fund. Different processes, procedures, and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Trust. The Board also receives reports from counsel to the Trust or counsel to the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

TRUSTEES’ OWNERSHIP OF FUND SHARES

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each Trustee as of December 31, 2011:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Independent Trustees

Harrison M. Bains, Jr.	None	None
Adela M. Cepeda	None	None
Gail A. Schneider	None	None

Interested Trustee

Richard L. Nuzum	None	None

As of [            ], 2012, the Trustees did not own any securities issued by the Advisor, the Distributor, or a Subadvisor, or any company controlling, controlled by, or under common control with the Advisor, the Distributor, or a Subadvisor.

TRUSTEES’ COMPENSATION

The following table sets forth the compensation earned by the Trustees for the Trust’s fiscal year ended March 31, 2012:

Name	Annual Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From the Trust and Fund Complex Paid to Trustees
Independent Trustees

Harrison M. Bains, Jr.	$72,875	None	$72,875
Adela M. Cepeda	$78,250	None	$78,250
Gail A. Schneider	$69,125	None	$68,125

Interested Trustee

Richard L. Nuzum	None	None	None

No officer of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust. The Trust pays each Independent Trustees an annual retainer of $40,000. In addition, the Trust pays the Chairperson of the Board $15,000 per year, the Chairperson of the Nominating and Corporate Governance Committee $8,000 per year and the Chairperson of the Audit Committee $10,000 per year. The Trust also pays each Independent Trustee $5,000 per regular in-person Board meeting attended, $2,000 per ad-hoc in-person Board meeting attended, and $1,000 per ad hoc telephonic Board meeting attended. Each member of the Audit Committee and the Nominating and Corporate Governance Committee additionally receives $2,000 per Committee meeting attended.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the 1940 Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust.

As of [            ], 2012, the Trustees and officers of the Trust, as a group, did not own 1% or more of any class of equity securities of any of the Fund.

As of [            ], 2012, the persons listed in the table below owned, beneficially or of record, 5% or more of a class of equity securities of the respective Fund. The address for each of the principal holders identified below is: Attn: Jeremy France, 99 High Street, Boston, Massachusetts 02110.

Fund/Class of Shares	Principal Holders of Securities	Number of Shares Held	Percentage of the Outstanding Shares of the Class
Mercer Global Low Volatility Equity Fund Class Y-3

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING, AND OTHER SERVICE ARRANGEMENTS

Investment Advisor

Mercer Investment Management, Inc. a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Fund. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc., a global professional services firm, organized as a Delaware corporation. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) with the SEC.

The Advisor provides investment advisory services to the Fund pursuant to the Investment Management Agreement, dated July 1, 2005, between the Trust and the Advisor (the “Management Agreement”). Pursuant to the Management Agreement, the Trust employs the Advisor generally to manage the investment and reinvestment of the assets of the Fund. In so doing, the Advisor may hire one or more Subadvisors for the Fund to carry out the investment program of the Fund (subject to the approval of the Board). The Advisor continuously reviews, supervises, and (where appropriate) administers the investment programs of the Fund. The Advisor furnishes periodic reports to the Board regarding the investment programs and performance of the Fund.

The Advisor is responsible for paying its expenses. The Trust pays the following expenses: the maintenance of its corporate existence; the maintenance of its books, records, and procedures; dealing with shareholders of the Fund; the payment of dividends; transfer of stock, including issuance, redemption, and repurchase of shares; preparation and filing of such forms as may be required by the various jurisdictions in which the Fund’s shares may be sold; preparation, printing, and mailing of reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and state and federal registration fees.

Pursuant to the Management Agreement, the Fund pays the Advisor a fee for managing the Fund’s investments that is calculated as a percentage of the Fund’s assets under management. The table below provides the total advisory fee payable by the Fund:

	Investment Advisory Fee*
Fund	Assets up to $750 million	Assets in excess of $750 million
Mercer Global Low Volatility Equity Fund	0.75%	0.75%

*	Consists of the total advisory fee payable by the Fund to the Advisor. The Advisor is responsible for paying the subadvisory fees.

The Trust, with respect to the Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses in an amount necessary to limit the Fund’s total annual operating expenses to an annual rate (as a percentage of the Fund’s average daily net assets) as set forth in the table below.

Fund	Class S	Class Y-1	Class Y-2	Class Y-3
Mercer Global Low Volatility Equity Fund	1.35%	1.30%	1.00%	0.85%

Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through July 31, 2014, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

Subadvisors and Portfolio Managers

The Advisor has entered into a Subadvisory Agreement with each Subadvisor. The Subadvisors makes day-to-day investment decisions for the portion of assets of the Fund that are allocated to a Subadvisor.

The Advisor recommends one or more Subadvisors for the Fund to the Board based upon the Advisor’s continuing quantitative and qualitative evaluation of a Subadvisor’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Fund is not associated with any one portfolio manager, and benefits from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Advisor does not expect to recommend frequent changes of Subadvisors.

The Subadvisors have discretion, subject to oversight by the Board and the Advisor, to purchase and sell portfolio assets, consistent with the Subadvisors’ respective investment objectives, policies, and restrictions, and specific investment strategies developed by the Advisor.

Generally, no Subadvisor provides any services to the Fund except asset management and related administrative and recordkeeping services. However, a Subadvisor or its affiliated broker-dealer may execute portfolio transactions for the Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

The Subadvisors also provide investment management and/or subadvisory services to other mutual funds and also may manage other pooled investment vehicles or other private investment accounts. Although investment decisions for the Fund are made independently from those of other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions are made for the Fund.

Information about the portfolio manager’s compensation and the other accounts managed by the portfolio manager is included in Appendix C to this SAI. As of the date of this SAI, none of the portfolio managers owned any shares in any of the Fund.

Acadian Asset Management LLC (“Acadian”) is located at 260 Franklin Street, Boston MA 02110. Old Mutual Asset Managers (US) LLC (“OMAM”) owns 100% of the Class A (voting) interest of Acadian. Ownership of the Class B interest, which provides financial participation in the profitability of the firm, is divided, with just over 71% owned by OMAM and the remainder owned by an Acadian Key Employee Limited Partnership (“Acadian KELP”). Acadian manages separate accounts with varying equity strategies on a discretionary and non-discretionary basis for institutional clients, as well as other qualified and accredited investors. Acadian also manages and/or sub-advises various private funds including “hedge fund” type vehicles in which institutions, qualified and accredited investors, and certain eligible employees of Acadian may invest. Acadian is registered as an investment adviser under the Advisers Act.

Magellan Asset Management Limited doing business as MFG Asset Management (“MFG”), Level 7, 1 Castlereagh Street, Sydney NSW 2000, Australia, is a wholly owned subsidiary of Magellan Financial Group Limited (“MFG Financial”), a company listed on the Australian Securities Exchange. MFG Financial was organized in 2006. In addition to providing portfolio management services to the Fund, MFG serves as investment adviser to individual and institutional clients. MFG is registered as an investment adviser under the Advisers Act.

First Eagle Investment Management, LLC (“First Eagle”), 1345 Avenue of the Americas, New York, NY 10105, First Eagle is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses—Gebr. Arnhold, founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803. First Eagle is registered as an investment adviser under the Advisers Act.

Administrative, Accounting, and Custody Services

Administrative and Accounting Services. State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts 02116, is the administrator of the Fund. The Fund pays the Administrator at the following annual contract rates of the Fund’s average daily net assets for external administrative services: Fund assets up to $20 billion, 0.0175 of 1%, Fund assets in excess of $20 billion and not more than $25 billion, 0.017 of 1%, and Fund assets in excess of $25 billion, 0.016 of 1%. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Fund’s net asset values (the “NAVs”), and preparation of shareholder reports.

The Advisor provides certain internal administrative services to the Class S, Class Y-1, and Class Y-2 shares of the Fund, for which the Advisor is entitled to receive a fee of 0.15%, 0.10%, and 0.05% of the average daily net assets of the Class S, Class Y-1, and Class Y-2 shares of the Fund, respectively. These internal administrative services include attending to shareholder correspondence, requests, and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1, and Class Y-2 shares, including the transfer agent.

Custody Services. State Street Bank and Trust Company (the “Custodian”), located at 200 Clarendon Street, Boston, Massachusetts 02116, provides custody services for the securities and cash of the Fund. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made, plus a per transaction fee for transactions during the period. The Custodian utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Principal Underwriting Arrangements

MGI Funds Distributors, LLC. (the “Distributor”), a Delaware limited liability company that is a wholly-owned subsidiary of Foreside Distributors, LLC, located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312, acts as the principal underwriter of the class of shares of the Fund pursuant to an Underwriting Agreement with the Trust. The Underwriting Agreement requires the Distributor to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously.

Separate plans pertaining to the Class S shares and Class Y-1 shares of the Fund have been adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act (each, respectively, the “Class S Plan” and the “Class Y-1 Plan,” and collectively, the “Plans”) to compensate persons who provide certain marketing services and shareholder services to shareholders of Class S shares and Class Y-1 shares.

The Plans provide that the Fund shall pay to the Distributor, the Advisor, or their affiliates a fee in an amount or at a rate not to exceed 0.25% on an annual basis of the average daily net asset value of the Class S shares or Class Y-1 shares, as applicable. The Distributor and the Advisor shall use the fees paid to them under the Plans for marketing activities (“Marketing Services”), which may include, among other things, the preparation and distribution of advertisements, sales literature, and Prospectus and reports used for sales purposes, as well as compensation related to sales and marketing personnel and payments to dealers and others for marketing related services. The fees also may be used to compensate dealers and others that have entered into an agreement with the Distributor or the Advisor for Marketing Services that include attracting shareholders to Class S shares or Class Y-1 shares of the Fund, as applicable.

The fees also may be used to pay authorized persons (the “service providers”) who enter into agreements with the Distributor or the Advisor to provide services to shareholders. For purposes of each Plan, “service activities” include any personal services or account maintenance services, which may include but are not limited to: assisting beneficial shareholders with purchase, exchange, and redemption requests; activities in connection with the provision of personal, continuing services to investors in the Fund; receiving, aggregating, and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders and answering questions and handling correspondence from shareholders about their accounts; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing sub-accounting services for Class Y-1 shares of the Fund held beneficially (in the case of the Class Y-1 Plan); forwarding shareholder communications to beneficial owners; receiving, tabulating, and transmitting proxies executed by beneficial owners; disseminating information about the Fund; and general account administration activities. A service provider is authorized to pay its affiliates or independent third party service providers for performing service activities consistent with each Plan. The Class S Plan 12b-1 fee may be paid to unaffiliated mutual fund supermarkets that maintain investor accounts and provide shareholder servicing and recordkeeping services for holders of Class S shares.

There is no distribution plan with respect to the Fund’s Class Y-2 shares and Class Y-3 shares, and the Fund pay no distribution fees with respect to the shares of those classes.

Rule 12b-1 requires that: (i) the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made; (ii) the Board of Trustees, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and (iii) the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Transfer Agency Services

State Street Bank and Trust Company, located at 200 Clarendon Street, Boston, Massachusetts, serves as the Trust’s transfer agent (the “Transfer Agent”)]. With respect to any sub-transfer agent payments that may be made, the Class S, Class Y-1, and Class Y-2 shares of the Fund would incur a fee of 0.10% of the average daily net assets of the Class S, Class Y-1, and Class Y-2 shares of the Fund, respectively.

Independent Registered Public Accounting Firm

[                    ], located at [                    ], is the independent registered public accounting firm for the Trust.

Legal Counsel

K&L Gates LLP, Boston, Massachusetts, is legal counsel to the Trust. Stroock & Stroock & Lavan LLP, New York, New York, is legal counsel to the Independent Trustees.

Codes of Ethics

The Trust, the Advisor and each Subadvisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics apply to the personal investing activities of access persons, as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, to pre-clear securities transactions. Copies of each code are on file with the SEC and available to the public.

Proxy Voting Policies

The Board has delegated to the Advisor the responsibility to vote proxies with respect to the portfolio securities held by the Fund. The Advisor, in turn, has delegated to the Subadvisors the responsibility to vote proxies with respect to portfolio securities held by the portion of the Fund that a Subadvisor advises. The Advisor and each Subadvisor have adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which the Advisor has discretionary authority. You may obtain information regarding how the Advisor and the Subadvisors voted proxies on behalf of the Fund relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 (i) without charge, upon request, through the Fund’s Web site at www.mercer.us/articles/proxy–voting–policies and (ii) on the SEC’s Web site at http://www.sec.gov or the EDGAR database on the SEC’s Web site. Appendix B to this SAI contains the proxy voting policies (or summaries thereof) of the Advisor and a Subadvisor.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Assets of the Fund are invested by the Subadvisors in a manner consistent with the Fund’s investment objective, strategies, policies, and restrictions, as well as with any instructions the Board may issue from time to time. Within this framework, and subject to the oversight of the Advisor, the Subadvisors are responsible for making all determinations as to the purchase and sale of portfolio securities for the Fund, and for taking all steps necessary to implement securities transactions on behalf of the Fund. When placing orders, the Subadvisors will seek to obtain the best net results, taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

The Advisor, from time to time, may execute trades with certain unaffiliated third-party brokers in connection with the transition of the securities and other assets included in the Fund’s portfolio when there is a change in Subadvisors for the Fund or a reallocation of assets among the Fund’s Subadvisors. An unaffiliated third-party broker selected by the Advisor or the relevant Subadvisor provides execution and clearing services with respect to such trades, as well as transition management support services, and is compensated for such services out of the commissions paid on the trades. All such transactions effected using a transition broker must be accomplished in a manner that is consistent with the Trust’s policy to achieve best net results, and must comply with the Trust’s procedures regarding the execution of Fund transactions through affiliated brokers. The Fund does not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

The Fund has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities, nor will the Fund purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

For securities traded in the over-the-counter markets, the Subadvisors deal directly with the dealers who make markets in these securities, unless better prices and execution are available elsewhere. The Subadvisors negotiate commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Subadvisors generally seek reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Subadvisors. The commissions on such brokerage transactions with investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided. Such research or services include advice, both oral and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among Subadvisors and the suitability of Subadvisors. To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or a Subadvisor, the Advisor or Subadvisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Such research or services provided by a broker-dealer through whom the Advisor or a Subadvisor effects securities transactions for the Fund may be used by the Advisor or Subadvisor in servicing all of its accounts. In addition, the Advisor or a Subadvisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.

The same security may be suitable for the Fund, another fund, or other private accounts managed by the Advisor or a Subadvisor. Each Subadvisor has adopted policies that are designed to ensure that when the Fund and one or more other accounts of a Subadvisor simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the other accounts. The simultaneous purchase or sale of the same securities by the Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

Portfolio Turnover

The Fund is free to dispose of its portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund’s investment objective.

Except as otherwise provided in the Prospectus, the Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The rate of portfolio turnover for the Fund shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year, and as of the end of each of the succeeding eleven months and dividing the sum by 13.

A high portfolio turnover rate (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund’s shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

Selective Disclosure of Portfolio Holdings

The Advisor and the Board have adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to govern disclosure of information relating to the Fund’s portfolio holdings (“Portfolio Holdings”), and to prevent the misuse of material, non-public information, including Portfolio Holdings. Generally, the Policy restricts the disclosure of Portfolio Holdings data to certain persons or entities, under certain conditions, and requires that all shareholders, whether individual or institutional, must be treated in the same manner, as it relates to the disclosure of Portfolio Holdings. In all cases, the Advisor’s Chief Compliance Officer (or his designee) is responsible for authorizing the disclosure of the Fund’s Portfolio Holdings and the Fund does not accept compensation or consideration of any sort in return for the preferential release of Portfolio Holdings information. Any such disclosure is done only if consistent with the anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the Fund. In accordance with the Policy, the Trust’s Chief Compliance Officer must consider whether the disclosure of Portfolio Holdings (1) is in the best interests of the Fund’s shareholders, and (2) presents any conflicts of interest between the Fund’s shareholders, on the one hand, and those of the Advisor, the principal underwriter, or any affiliated person thereof, on the other. The Trust’s Chief Compliance Officer shall consult, if necessary, with counsel regarding any potential conflicts.

In accordance with the Policy, the Fund will disclose its Portfolio Holdings periodically, to the extent required by applicable federal securities laws. These disclosures include the filing of a complete schedule of the Fund’s Portfolio Holdings with the SEC semi-annually on Form N-CSR, and following the Fund’s first and third fiscal quarters on Form N-Q. These filings are available to the public through the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

The Policy provides that the Fund’s Portfolio Holdings information may be released to selected third parties, such as fund rating agencies, information exchange subscribers (and any clients of information exchange subscribers that request Portfolio Holdings information), consultants and analysts, and portfolio analytics providers, only when there is a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Fund or through a confidentiality agreement. The Fund’s Portfolio Holdings information may also be released to the Fund shareholder redeeming securities in-kind (up to seven days prior to making the redemption request).

Pursuant to the Policy, complete Portfolio Holdings information may be released to rating agencies on a monthly basis, no earlier than fifteen days following month-end. The Fund may publish “Portfolio Compositions” on its Web site on a monthly basis, with at least a fifteen day lag. This information may include Top Ten Holdings and certain other portfolio characteristics.

Under the Policy, the Fund also may share its Portfolio Holdings with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the Custodian, Administrator, proxy voting vendor, and independent registered public accounting firm. The Trust’s service agreements with these entities mandate the confidential treatment (including appropriate limitations on trading) of Portfolio Holdings data by the service provider and its employees.

The authorization to disclose the Fund’s Portfolio Holdings—other than through an SEC filing or Web site posting—must come from the Advisor’s Chief Compliance Officer, the Trust’s Chief Compliance Officer, or a designee of the Trust’s Chief Compliance Officer. Any requests for Portfolio Holdings information that fall outside the Policy must be pre-approved, in writing, by the Advisor’s Compliance Department, following consultation, if necessary, with the Trust’s Chief Compliance Officer or outside counsel. The Advisor’s Compliance Department maintains a log of all ad-hoc Portfolio Holdings information that is released. This log is provided to the Trust’s Chief Compliance Officer and the Board, for review and monitoring of compliance with the Policy. The Board periodically reviews the Policy and its operation, including disclosure of Portfolio Holdings to third parties.

CAPITAL STOCK AND OTHER SECURITIES

The Trust is authorized to offer four classes of shares for the Fund: Class S, Class Y-1, Class Y-2, and Class Y-3. Additional classes of shares may be offered in the future. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value.

The shares of beneficial interest represent an equal proportionate interest in the assets and liabilities of the Fund and have identical voting, dividend, redemption, liquidation, and other rights and preferences as the other classes of the Fund, except that only holders of Class S shares may vote on any matter affecting the Class S shares. Similarly, only holders of Class Y-1, Y-2, or Y-3 shares may vote on matters that affect only the Class Y-1, Y-2, or Y-3 shares, as applicable. No class may vote on matters that affect only another class.

Under Delaware law, the Trust is not required, and the Trust presently does not intend, to hold regular annual meetings of shareholders. Meetings of the shareholders of one or more of the Fund may be held from time to time to consider certain matters, including changes to the Fund’s fundamental investment policies, changes to the Trust’s investment management agreement, and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Fund does not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of the Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder’s percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by the Fund.

On any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual shareholders, except: (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual shareholders; and (ii) when the Board has determined that the matter affects the interests of more than one Fund, then the shareholders of such Fund shall be entitled to vote thereon. The Trustees also may determine that a matter affects only the interests of one or more classes of shares of the Fund, in which case any such matter shall be voted on by such class or classes.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION AND OTHER SERVICES

Additional Exchange and Redemption Information. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding class of another Fund.

The Fund may suspend redemption privileges or postpone the date of payment during any period: (i) when the New York Stock Exchange (“NYSE”) is closed or trading on the NYSE is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder’s cost, depending on the market value of the Fund’s portfolio at the time.

A 2.00% redemption fee payable to the applicable Fund may apply to any shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is intended to offset the trading costs, market impact, and other costs associated with short-term trading into and out of the Fund.

NET ASSET VALUE

The Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is open for trading every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or a Subadvisor as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market (“Nasdaq”) normally are valued at the Nasdaq Official Closing Price (“NOCP”); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Investments in investment companies are valued at their net asset value.

The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. Certain fixed income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

The application of fair value pricing represents a good faith determination based on specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to the security if the Fund were able to sell the security at approximately the time at which the Fund determines its NAV per share.

TAXATION

Distributions

The following supplements the information in the Prospectus.

The policy of the Trust is to distribute substantially all of the Fund’s net investment income and net realized capital gains, if any, in the amount and at the times that will avoid the Fund incurring any material amounts of federal income or excise taxes.

Taxes

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

The discussion in this section is based on the provisions of the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and does not constitute tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC,” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that the Fund distributes to its shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•

Distribution Requirement —the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the taxable year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•

Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived from the Fund’s business of investing in such stock, securities, or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•

Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from qualifying income for purposes of the Income Requirement foreign currency gains which are not directly related to the Fund’s principal business of investing in stock (or options or futures with respect to stock of securities), but no regulation have been proposed or adopted pursuant to this grant of regulatory authority.

Income and gain from certain commodity investments, such as gold and other precious metals, generally will not be qualifying income for purposes of the Income Requirement. Under an Internal Revenue Service revenue ruling, income from certain commodities-linked derivatives also is not considered qualifying income for purposes of the Income Requirement. For these reasons, the Fund must limit the extent to which it receives income from such commodity investments and commodity-linked derivatives to a maximum of 10% of its annual gross income.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, the Fund will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that the Fund distributes in cash. If the Internal Revenue Service determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company.

If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if the Board determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because the Fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term, rather than long-term, capital gains in contrast to a comparable fund with a low portfolio turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of Capital Gains” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from the use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute, by December 31 of each year, an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year’s undistributed ordinary income and capital gain net income. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. The Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of the Fund whose strategy includes investing in the stock of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Taxation of Fund Distributions—Qualified Dividend Income for Individuals” and “Taxation of Fund Distributions—Dividends-Received Deduction for Corporations”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, if the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals. With respect to taxable years of the Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income may be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the shareholder must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, shareholders must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the shareholder. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the

Fund may report more taxable income to you than the Fund actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if the Fund makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund.

Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including Build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper, and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations) generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the Internal Revenue Service.

Sales, Exchanges, and Redemption of Fund Shares. Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. The Fund (or its administrative agent) is required to report to the Internal Revenue Service and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. The Fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, the Fund will use a default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Tax Shelter Reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long- or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, the Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that the Fund otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements, and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund, minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by the Fund, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gain or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts, and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC Investments. The Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Foreign Shareholders — U.S. Withholding Tax at the Source” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the Internal Revenue Service, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for each taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to the Fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. For purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of the Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends and capital gains distributed by the Trust, and gain realized on the sale of Units, will constitute investment income of the type subject to this tax.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. (The rate for backup withholding is scheduled to increase to 31% in 2013.) Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Servise. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding as described above if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, other than long -term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. Real Property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by certain RICs received from U.S. REITs:

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% (increasing to 31% in 2013) and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

For a shareholder that is a non-U.S. entity, a new 30% withholding tax (known as FATCA) will be imposed on distributions paid after December 31, 2013, and on redemptions and proceeds from sales of Fund shares after December 31, 2014, unless such shareholder enters into an information sharing agreement with the Internal Revenue Service with respect to the shareholder’s direct and indirect U.S. owners. A non-U.S. entity must enter into such an agreement with the Internal Revenue Service by June 30, 2013 to insure that it will be identified as FATCA-compliant in sufficient time to allow withholding agents to refrain from withholding beginning on January 1, 2014.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on the shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Fund will be set forth in the Fund’s annual report to shareholders, including the report of the Fund’s independent registered public accounting firm. A shareholder may obtain a copy of the annual report at no charge by calling 1-800-428-0980 (in the case of Class S shares) or 1-866-658-9896 (in the case of Class Y shares).

CALCULATION OF PERFORMANCE DATA

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Fund’s total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications.

The principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund’s calculations of yield or total return.

Performance information for the various classes of shares of the Fund will vary due to the effect of expense ratios on the performance calculations.

APPENDIX A

CORPORATE DEBT RATINGS

Moody’s Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor’s Ratings Group describes classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor’s Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

A-1

APPENDIX B

Proxy Voting Policies

Below are the proxy voting policies (or summaries thereof) of the Advisor and the Subadvisors:

Mercer Investment Management, Inc.

Mercer Funds

Proxy Voting Policy

Mercer Investment Management, Inc. (“Mercer”) retains highly qualified subadvisors to manage client accounts, including the Mercer Funds (“Funds”). These managers have detailed knowledge of the investments they make on behalf of these clients and Funds and are therefore in a position to judge what is in the best interests of the clients and Funds as shareholder. With respect to the Funds, Mercer, as the Funds’ advisor, recommends and monitors subadvisors for the Funds, and therefore the Funds’ Board of Trustees believes it is in the best interest of Fund shareholders for the Funds to adopt the proxy voting policies of Mercer, as described below.

Mercer believes that voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility, and to that end, Mercer delegates this responsibility to Fund subadvisors.

Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, Mercer expects subadvisors to vote based on the premise that board members of companies in which they have invested client assets should act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying Mercer’s voting policy are four fundamental objectives:

•	Mercer expects subadvisors to seek to act in the best financial interests of Mercer clients and Fund shareholders, as applicable, to protect and enhance the long-term value of their investments;

•	In order to do this effectively, Mercer expects subadvisors to aim to utilize the full weight of Mercer client or Fund shareholdings in ensuring that their views have maximum impact in every vote;

•

Mercer expects subadvisors to have a strong commercial interest in ensuring that the companies in which they invest client and Fund assets are successful and to actively pursue this interest by promoting best practice in the boardroom; and

•	Mercer expects subadvisors to have appropriate procedures in place to deal with conflicts of interest in voting proxies; to that end, Mercer will not instruct subadvisors how to vote proxies.

Mercer has implemented this Policy in order to support and encourage subadvisors to exercise sound corporate governance practice when voting proxies. Mercer will require all subadvisors to provide to it their proxy policies; any revisions thereto must be provided to Mercer as soon as is practicable, and as part of the periodic compliance due diligence process (see “Mercer Subadvisory Due Diligence Procedures”). Mercer will ensure that the Funds’ Board of Trustees receive copies of subadvisors’ proxy policies, or summaries thereof, and Mercer Legal and/or Compliance personnel will review each subadvisor’s proxy voting policy as part of that review process.

Proxies that are inadvertently delivered to Mercer rather than to a subadvisor will be sent immediately to the appropriate contact at that subadvisor. Additionally, Mercer personnel will follow up with the subadvisor contact to ensure receipt.

Conflicts of Interest

Mercer and each of its subadvisors have respectively adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients (including the Mercer Funds). Nonetheless, from time to time, a proxy proposal may involve an apparent conflict between the interests of Mercer’s or its subadvisors’ clients and the interests of Mercer, its subadvisors or any affiliated person of Mercer. As described above, Mercer expects each subadvisor to have in place policies and procedures designed to address conflicts of interest in the proxy voting process. In the unlikely event that Mercer votes a proxy related to a client or Fund holding, in reviewing these proxies to identify any potential material conflicts between the interests of Mercer and affiliated persons and those of its clients, Mercer will consider:

1.

Whether Mercer, its subadvisors and affiliated persons have an economic incentive to vote in a manner that is not consistent with the best interests of Mercer’s clients. For example, Mercer may have an economic incentive to vote in a manner that would please corporate management if Mercer or an affiliate were in the process of seeking a client relationship with a company and wanted that company’s corporate management to direct business to Mercer. Such business could include, among other things, managing company retirement plans or serving as consultant for the company and its pension plans;

2.	Whether there are any existing business or personal (including familial) relationships between an Mercer employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or

3.	Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of Mercer.

Form N-PX - Reporting

Pursuant to Section 30 of the Investment Company Act of 1940, the Funds must file their complete proxy voting record with the Securities and Exchange Commission (“SEC”) on Form N-PX not later than August 31 of each year for the most recent twelve-month period ended June 30. Mercer has delegated the gathering of this information from the Fund’s subadvisors to a proxy voting vendor. The vendor shall both file Form N-PX with the SEC and provide the required website to which Mercer may link its internet site in order to make such information available to Mercer Funds shareholders.

Other Reporting

Clients other than the Funds and their shareholders may obtain information about how their proxies were voted by contacting Mercer. Availability of proxy voting reports shall be described in Mercer’s Form ADV, Part 2a

Delegation

Nothing in this policy shall be interpreted to prevent Mercer’s and/or the Funds’ Chief Compliance Officer (“CCO”) from relying upon work performed, and reports written, by persons under the CCO’s supervision, provided the CCO determines that such delegation is appropriate.

Questions and Exceptions

Any questions regarding this policy should be raised with Mercer’s Compliance department, and any exceptions thereto must be approved, in writing, by Mercer’s and/or the Funds’ CCO.

Acadian Asset Management LLC

Proxy Voting Policies and Procedures

Policy:

Acadian will accept the fiduciary responsibility to vote proxies if directed by a client. Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures:

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained Institutional Shareholder Services (“ISS”) to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts anywhere from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records are available to all clients upon request.

Proxy Voting Record

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of this policy, any ISS policies and procedures referenced and adopted herein, and/or a report on how their individual securities were voted by contacting Amy Conklin in Acadian’s Client Communications Group at 1-800-946-0166 or aconklin@acadian-asset.com.

All documents must be retained in accordance with Acadian’s Record Retention Policy.

First Eagle Investment Management, LLC

VOTING OF PROXIES

It is the policy of First Eagle to vote client proxies in a manner that serves the best interest of the client. First Eagle’s Policies provide for procedures that address conflicts of interest between First Eagle and a client with respect to voting proxies. This may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the client or its representative. First Eagle may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

First Eagle relies on Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. (“ISS”), a third party proxy voting service, for recommendations as to voting on particular issues and for technical assistance in tracking instances in which the Fund has the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. First Eagle utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. First Eagle has analyzed and determined the ISS. Proxy Guidelines to be largely consistent with the views or First Eagle on various types of proxy proposals.

Therefore, in many cases, the voting recommendation of the third party service is followed. However, First Eagle may determine to vote a proxy in a manner other than the manner recommended by its proxy voting service provider. While other services may be relied on from time to time, First Eagle relies principally on proxy voting services provided by ISS. General information about ISS voting recommendations is available on ISS’s website at http://www.msci.com (with separate voting “guidelines” listed for U.S. securities, international securities, Canadian securities and U.K. securities — certain guidelines on that website, however, do not apply to ISS’s recommendations made for the Funds, such as those for pension plan investors and socially responsible investors).

Magellan Asset Management Limited doing business as MFG Asset Management

Proxy Voting Policy

1.	Introduction

1.1	Magellan Asset Management Limited (‘Magellan’) recognises its fiduciary obligation to act in the best interests of all clients, be they institutional or retail clients. One way Magellan represents its clients in matters of corporate governance is through the proxy voting process.

1.2	This policy sets out Magellan’s approach to proxy voting in the context of portfolio management, client service responsibilities and corporate governance principles.

2.	Guiding Principles

2.1	The objective of Magellan’s Proxy Voting Policy is to promote the economic interests of its clients. Magellan considers that proxy voting rights are an important power, which if exercised diligently can enhance client returns, and should be managed with the same care as any other asset managed on behalf of its clients.

2.2	At no time will Magellan use the shareholding powers exercised in respect of its clients’ investments to advance its own commercial interests at the expense of clients’ interest, to pursue a social or political cause that is unrelated to clients’ economic interests, or to favour a particular client or other relationship to the detriment of others.

2.3	The exercise of proxy voting rights is only one aspect of Magellan’s investment management process. Magellan also participates in and influences corporate decision-making in other ways. For instance, it regularly communicates with the senior management of companies to discuss matters of performance.

2.4	A primary aim of this Policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints.

2.5	Magellan’s aim is to review shareholder resolutions on a case by case basis. Magellan will elect to exercise its voting rights when we have the authority and when we deem it appropriate to do so.

2.6	In exercising its voting discretion, Magellan may take into account the following:

(a)	Magellan does not intend to become involved in the day to day management issues of companies, but rather exercises voting rights to ensure that companies act in the best interest of their shareholders;

(b)	Magellan will exercise voting rights in appropriate cases in order to improve the corporate governance of investee companies;

(c)	the size of holding and the likelihood that exercising voting rights will influence the outcome of the resolution;

(d)	the nature of the matter at hand;

(e)	the advantage which may result from exercising voting rights including whether it will advance investment objectives;

(f)	any institutional client instructions as to exercising voting rights, whether for particular companies or particular issues;

(g)	other legal and ethical considerations, such as whether there may be any actual or potential conflict of interest in exercising voting rights; and

(h)	possible actions which may be taken instead of, or as well as, exercising voting rights, such as liaising with management, taking steps to initiate shareholder legal action or joining with other shareholders to take collective action or where the collective action will generate significant media interest.

3.	Client Directions

3.1	The implementation of Magellan’s voting policy is always subject to any directions from its institutional clients. Generally, Magellan does not seek the views of clients before exercising its discretion to vote or initiating shareholder action as to individual issues. This is primarily due to the time constraints usually experienced in exercising proxy votes, the number of clients and the often routine nature of many voting issues.

3.2	Some institutional clients will from time to time direct Magellan on specific issues, including where Magellan has disclosed a material conflict of interest to a client. Magellan will implement that direction to the extent that it is able and subject to the terms of the applicable Investment Management Agreement.

4.	Reporting

4.1	Magellan will keep records of its proxy voting activities, directly or through outsourced reporting.

4.2	In the case of its institutional clients, and subject to the terms of the relevant Investment Management Agreement, Magellan will report periodically to the client on proxy voting activities for investments owned by the client.

Dated 24 February 2012

APPENDIX C

Additional Information about the Fund’s Portfolio Managers

Acadian Asset Management LLC (“Acadian”)

The portfolio managers who are primarily responsible for the day-to-day management of Acadian’s allocated portion of the Fund’s portfolio are Brendan Bradley, Ph.D., Ryan Taliaferro, Ph.D., and Ryan Stever, Ph.D.

Acadian’s Compensation Strucure. Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership (KELP).

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance. Since portfolio management is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability.

In addition to the Fund, Mr. Bradley, Mr. Taliaferro, and Mr. Stever manage:

	Total Accounts		Accounts with Performance Fee
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	10	$3,869	2	$1,235
Other Pooled Investment Vehicles	56	$9,869	4	$554
Other Accounts	139	$30,701	15	$5,643

The portfolio managers listed above also function as part of a core equity team of 19 portfolio managers who are not segregated along product lines or by client type. The portfolio managers listed above worked on all products and the data shown for these managers reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

Conflicts of Interest:

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the subject Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the subject Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the subject Fund the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the subject Fund, may track the same benchmarks or indexes as the subject Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the subject Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the subject Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

First Eagle Investment Management, LLC (“First Eagtle”)

Compensation: Matt McLennan, Abhay Deshpande, Kimball Brooker

Mr. McLennan’s compensation consists of salary, a performance bonus and participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. Mr. McLennan’s bonus is awarded in the firm’s discretion, subject to agreed upon minimums, and will reflect the investment performance of each Fund and any other account managed by him, the financial results of the firm as a whole, and his contributions to the firm both as an individual and as the Head of the First Eagle Global Value Team (a department of First Eagle Management, LLC covering all Funds except the Fund of America and the High Yield Fund). There are no pre-determined performance or other benchmarks for these bonuses. In addition to this bonus, Mr. McLennan is entitled to receive certain payments based on the investment returns of the Global Fund and an employee forgivable loan, and an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds.

Mr. Deshpande’s compensation consists of salary, an annual bonus and participation in a company-funded retirement plan, with the annual bonus representing an important portion of total compensation. The annual bonus consists of an objectively determined cash component based on the performance of certain accounts managed by Mr. Deshpande, a subjectively determined cash component based on Mr. Deshpande’s contributions to the firm both as an individual and as a member of the firm’s Global Value Team, and an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds.

Mr. Brooker’s compensation consists of salary, an annual bonus and participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. Mr. Brooker’s bonus is awarded in the firm’s discretion and will reflect the investment performance of each Fund and any other account managed by him, the financial results of the firm as a whole, and his contributions to the firm both as an individual and as a member of the First Eagle Global Value Team, and an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds.

In addition to the Fund, Mr. McLennan, Mr. Deshpande, and Mr. Booker manage:

	Total Accounts		Accounts with Performance Fee
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	5	$50,959	0	$0
Other Pooled Investment Vehicles	5	$4,005	0	$0
Other Accounts	17	$3,812	2	$2,780

MFG Asset Management (“MFG”)

The MFG Compensation Structure incorporates a Base Salary, Short Term Incentive Program, and Long Term Incentive Program.

Base Salary

All MFG Employees receive a base salary. Base salaries are regularly reviewed to ensure that remuneration levels are appropriate across the firm.

Short Term Incentive Program

All MFG employees, excluding the Executive Chairman of MFG Financial, may participate in a discretionary short term incentive program (“STIP”).

The STIP for all employees excluding the Lead Portfolio Manager is determined by reference to the following criteria:

•	MFG’s profitability, and

•	performance of the individual against agreed internal objectives

In addition to the above, the STIP for investment staff is also determined by reference to:

•	net revenue earned by MFG in relation to the funds / portfolios managed by the investment professional, and

•	performance of the fund / portfolio against agreed benchmarks.

The STIP for the Lead Portfolio Manager of the strategy has a prescribed formula incorporating MFG Financial performance and profitability 50%, investment performance of the global equity strategy 40%, and other criteria as determined by the Board of MFG Financial in its absolute discretion 10%.

The Board of MFG Financial may determine for professional staff that a component of the discretionary cash bonus be deferred (e.g. over the following 12 month period or longer).

Long Term Incentive Program

All MFG employees, excluding Executive Directors of MFG Financial, may participate in a discretionary long term incentive program (“LTIP”).

Under the LTIP, MFG Financial provides assistance to all employees to invest in MFG Financial shares in order to more closely align the interests of employees with the interests of the shareholders, clients, and investors. Employees that participate are fully exposed to movements in MFG Financial’s share price, which over the long term will primarily reflect the performance of funds managed by MFG.

The acquisition of MFG shares under the LTIP by an employee is financed by the employee personally up to 25% and by an interest-free loan from MFG Financial for the residual. The employee is required to apply 25% of their annual after tax STIP (excluding deferred components as determined by the Board of MFG Financial) each year to repay the loan until the loan has been fully repaid. Dividends are payable on the shares issued under the LTIP on the same basis as all other issued fully paid MFG ordinary shares, and are applied to repay the loan until the loan has been fully repaid. The maximum term of the loan is ten years. Any outstanding balance at the end of ten years must be repaid by the employee.

In addition to the Fund, Mr. Douglass manages:

	Total Accounts		Accounts with Performance Fees
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	0	0	0	$0
Other Pooled Investment Vehicles	3	$1,577	2	$1,469
Other Accounts*	3	$232	3	$232

*	As at 30 June 2012. Other accounts include separate accounts and sub-advised accounts. Non-discretionary assets are not included.

MERCER FUNDS

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	Articles of Incorporation.

(1)	Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(i)	Amendment to Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005 to be filed by amendment.

(2)	Registrant’s Certificate of Trust, as filed with the State of Delaware on March 11, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 21, 2005.

(i)	Amendment to Registrant’s Certificate of Trust, as filed with the State of Delaware to be filed by amendment.

(b)	By-Laws.

(1)	Registrant’s Amended and Restated By-Laws, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(c)	Instruments Defining Rights of Security Holders.

See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of the Registrant’s Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 21, 2005.

See also, Article II, “Meetings of Shareholders,” and Article VII, “General Matters,” of the Registrant’s Amended and Restated By-laws, incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(d)	Investment Advisory Contracts.

(1)	Investment Management Agreement between the Registrant and Mercer Global Investments, Inc.(now known as Mercer Investment Management, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(i)	Amendment to Investment Management Agreement between the Registrant and Mercer Global Investments, Inc. to be filed by amendment.

(ii)	Fee Waiver/Expense Limitation Agreement between the Registrant and Mercer Global Investments, Inc to be filed by amendment.

(2)	Form of Subadvisory Agreement is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(e)	Underwriting Contracts.

(1)	Underwriting Agreement between the Registrant and MGI Funds Distributors, Inc. is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(i)	Amendment to Exhibit A of the Underwriting Agreement is incorporated herein by reference to

Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(ii)	Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(iii)	Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors LLC to be filed by amendment.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements.

(1)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(i)	Amendment to Appendix A of the Custodian Agreement is incorporated herein by reference to

Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(ii)	Amendment to Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) to be filed by amendment.

(2)	Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(h)	Other Material Contracts.

(1)	Investment Administration Services Agreement between Mercer Global Investments, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2008.

(i)	Amendment to Investment Administration Services Agreement between Mercer Global Investments, Inc. (now known as Mercer Investment Management, Inc.) and State Street Bank and Trust Company to be filed by amendment.

(2)	Administrative Services Agreement between the Registrant and Mercer Global Investments, Inc. is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2009.

(i)	Amendment to Administrative Services Agreement between the Registrant and Mercer Global Investments, Inc. (now known as Mercer Investment Management, Inc.) to be filed by amendment.

(3)	Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly PNC

Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(i)	Amendment to Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) to be filed by amendment.

(4)	Selling/Services Agreement between the Registrant and MGI Funds Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(i)	Amendment to Selling/Services Agreement between the Registrant and MGI Funds Distributors, LLC to be filed by amendment.

(i)	Legal Opinion.

(1)	Legal Opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(2)	Legal Opinion of K&L Gates LLP, counsel to the Registrant, to be filed by amendment.

(j)	Other Opinions.

(1)	Consent of Independent Registered Public Accounting Firm for the Registrant to be filed by amendment.

(2)	Powers of Attorney.

(i)	Power of Attorney appointing Scott M. Zoltowski, Colin Dean and Stuart Fross as attorneys-in-fact and agents to Richard L. Nuzum, Harrison M. Bains, Jr., Adela M. Cepeda, and Gail A. Schneider is attached herewith as Exhibit No. EX-99.j.2.i.

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreements.

(1)	Letter of Understanding Relating to Initial Capital is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(m)	Rule 12b-1 Plan.

(1)	Marketing and Shareholder Services Plan, relating to Class S Shares is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(i)	Amendment to Marketing and Shareholder Services Plan, relating to Class S Shares to be filed by amendment.

(2)	Marketing and Shareholder Services Plan, relating to Class Y-1 Shares is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(i)	Amendment to Marketing and Shareholder Services Plan, relating to Class Y-1 Shares to be filed by amendment.

(n)	Rule 18f-3 Plan.

(1)	Amended Multiple Class Plan pursuant to Rule 18f-3, effective July 30, 2012, on behalf of each series of the Registrant, to be filed by amendment.

(p)	Codes of Ethics.

(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(2)	Code of Ethics Mercer Global Investments, Inc.(now known as Mercer Investment Management, Inc.), the investment adviser of the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2012.

(3)	Code of Ethics of MGI Funds Distributors, LLC, underwriter of the Registrant, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on June 29, 2005.

(4)	Code of Ethics of Sands Capital Management, LLC, subadvisor of Mercer US Large Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(5)	Code of Ethics of Westfield Capital Management Company, LP, subadvisor of Mercer US Small/Mid Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(6)	Code of Ethics of Western Asset Management Company, subadvisor of Mercer Core Opportunistic Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(7)	Code of Ethics of Lazard Asset Management LLC, subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2009.

(8)	Code of Ethics of AQR Capital Management, LLC, subadvisor of Mercer US Small/Mid Cap Value Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2009.

(9)	Code of Ethics of NWQ Investment Management Company, LLC, subadvisor of Mercer US Small/Mid Cap Value Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2008.

(10)	Code of Ethics of MacKay Shields LLC, subadvisor of Mercer Core Opportunistic Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(11)	Code of Ethics of Winslow Capital Management, Inc., subadvisor of Mercer US Large Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(12)	Code of Ethics of Pacific Investment Management Company LLC, subadvisor of Mercer Core Opportunistic Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(13)	Code of Ethics of Goldman Sachs Asset Management, L.P., subadvisor of Mercer US Small/Mid Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(14)	Code of Ethics of Robeco Investment Management, Inc., subadvisor of Mercer US Large Cap Value Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2009.

(15)	Code of Ethics of River Road Asset Management, LLC, subadvisor of Mercer US Small/Mid Cap Value Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(16)	Code of Ethics of Systematic Financial Management, L.P., subadvisor of Mercer US Small/Mid Cap Value Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(17)	Code of Ethics of Massachusetts Financial Services Company, subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(18)	Code of Ethics of Atlanta Capital Management Company, LLC, subadvisor of Mercer US Large Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(19)	Code of Ethics of Neuberger Berman Management LLC, subadvisor of Mercer US Large Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(20)	Code of Ethics of J.P. Morgan Investment Management Inc., subadvisor of Mercer US Short Maturity Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(21)	Code of Ethics of Echo Point Investment Management, LLC, subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(22)	Code of Ethics of O’Shaughnessy Asset Management, LLC, subadvisor of Mercer US Large Cap Value Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(23)	Code of Ethics of Arrowstreet Capital, Limited Partnership, subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(24)	Code of Ethics of Delaware Management Company, subadvisor of Mercer US Small/Mid Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(25)	Code of Ethics of Dodge & Cox, subadvisor of Mercer Core Opportunistic Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(26)	Code of Ethics of William Blair & Company, L.L.C., subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(27)	Code of Ethics of Kleinwort Benson Investors International Ltd., subadvisor of Mercer Emerging Markets Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(28)	Code of Ethics of Vontobel Asset Management, Inc., subadvisor of Mercer Emerging Markets Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(29)	Code of Ethics of Lingohr & Partner North America, Inc., subadvisor of Mercer Non-US Core Equity Fund, subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2012.

(30)	Code of Ethics of Palisade Capital Management, L.L.C., subadvisor of Mercer US Small/Mid Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2012.

(31)	Code of Ethics of Acadian Asset Management LLC, subadvisor of Mercer Global Low Volatility Equity Fund to be filed by amendment.

(32)	Code of Ethics of MFG Asset Management, subadvisor of Mercer Global Low Volatility Equity Fund to be filed by amendment.

(33)	Code of Ethics of First Eagle Investment Management, LLC, subadvisor of Mercer Global Low Volatility Equity Fund to be filed by amendment.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

           None.

ITEM 30.	INDEMNIFICATION

           Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

           Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817 permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

(a) Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust effective May 16, 2005, as filed with the SEC via EDGAR on August 5, 2005;

(b) Investment Advisory Agreement between the Registrant and Mercer Global Investments, Inc. (now known as Mercer Investment Management, Inc.), as provided for in Section 10 of the Agreement, is incorporated herein by reference to as

Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006;

(c) Each Subadvisory Agreement between Mercer Global Investments, Inc. (now known as Mercer Investment Management, Inc.), on behalf of the several series portfolios of the Mercer Funds (formerly, MGI Funds), and the individual and respective subadvisors contains terms relevant to this Item 30 within Section 10 of each such agreement, a form of which is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011;

(d) Underwriting Agreement between the Registrant and MGI Funds Distributors LLC, as provided for in Section 9 of the Agreement, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005, as amended by the Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors, Inc., that is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010;

(e) Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 15 of the Agreement, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

(f) Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 11 of the Agreement, is incorporated herein by reference to Post-Effective

Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006;

(g) Administration Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 6 of the Agreement, is incorporated herein by reference to as Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006; and

(h) Transfer Agency Services Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc., as provided for in Section 12 of the Agreement, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

Mercer Investment Management, Inc., a Delaware corporation, is a federally registered investment adviser and indirect,

wholly-owned subsidiary of Marsh & McLennan Companies, Inc. Mercer Investment Management, Inc., is primarily engaged in providing investment management services. Additional information regarding Mercer Investment Management, Inc., and information as to the officers and directors of Mercer Investment Management, Inc., is included in its Form ADV, as filed with the U.S. Securities and Exchange Commission (“SEC”) (registration number 801-63730) and is incorporated herein by reference.

Sands Capital Management, LLC (“Sands”), is a Subadvisor for the Registrant’s Mercer US Large Cap Growth Equity Fund. Sands has its principal place of business at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209. Additional information as to Sands and the directors and officers of Sands is included in Sands’ Form ADV filed with the Commission (File No. 801-36414), which is incorporated herein by reference and sets forth the officers and directors of Sands and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Westfield Capital Management Company, LP (“Westfield”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Growth Equity Fund. Westfield has its principal place of business at One Financial Center, 24th Floor, Boston, Massachusetts, 02111. Additional information as to Westfield and the directors and officers of Westfield is included in Westfield’s Form ADV filed with the Commission (File No. 801-34350), which is incorporated herein by reference and sets forth the officers and directors of Westfield and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Western Asset Management Company (“Western”) is a Subadvisor for the Registrant’s Mercer Core Opportunistic Fixed Income Fund. Western has its principal place of business at 385 E. Colorado Blvd., Pasadena, CA, 91107. Additional information as to Western and the directors and officers of Western is included in Western’s Form ADV filed with the Commission

(File No. 801-08162), which is incorporated herein by reference and sets forth the officers and directors of Western and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Lingohr & Partner North America, Inc., (“Lingohr”) is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. Lingohr has its principal place of business at 1390 E 23rd Avenue, Eugene, OR, 97403. Additional information as to Lingohr and the directors and officers of Lingohr is included in Lingohr’s Form ADV filed with the Commission (File No. 801-72589), which is incorporated herein by reference and sets forth the officers and directors of Lingohr and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Lazard Asset Management LLC (“Lazard”) is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. Lazard has its principal place of business at 30 Rockefeller Plaza,

59th Floor, New York, NY, 10112. Additional information as to Lazard and the directors and officers of Lazard is included in Lazard’s Form ADV filed with the Commission (File No. 801-61701), which is incorporated herein by reference and sets forth the officers and directors of Lazard and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

AQR Capital Management, LLC (“AQR”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Value Equity Fund and Mercer Emerging Markets Equity Fund. AQR has its principal place of business at Two Greenwich Plaza, 3rd Floor, Greenwich, CT, 06830. Additional information as to AQR and the directors and officers of AQR is included in AQR’s Form ADV filed with the Commission (File No. 801-55543), which is incorporated herein by reference and sets forth the officers and directors of AQR and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

NWQ Investment Management Company, LLC (“NWQ”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Value Equity Fund. NWQ has its principal place of business at 2049 Century Park East, 16th Floor, Los Angeles, CA, 90067. Additional information as to NWQ and the directors and officers of NWQ is included in NWQ’s Form ADV filed with the Commission

(File No. 801-61379), which is incorporated herein by reference and sets forth the officers and directors of NWQ and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

MacKay Shields LLC (“MacKay”) is a Subadvisor for the Registrant’s Mercer Core Opportunistic Fixed Income Fund. MacKay has its principal place of business at 9 West 57th Street, New York, NY, 10119. Additional information as to MacKay and the directors and officers of MacKay is included in MacKay’s Form ADV filed with the Commission (File No. 801-05594), which is incorporated herein by reference and sets forth the officers and directors of MacKay and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

The Boston Company Asset Management, LLC (“TBCAM”) is a Subadvisor for the Registrant’s Mercer US Large Cap Value Equity Fund. TBCAM has its principal place of business at One Boston Place, Boston, MA 02108. Additional information as to TBCAM and the directors and officers of TBCAM is included in TBCAM’s Form ADV filed with the Commission

(File No. 812-13168), which is incorporated herein by reference and sets forth the officers and directors of TBCAM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Winslow Capital Management, Inc. (“Winslow”), is a Subadvisor for the Registrant’s Mercer US Large Cap Growth Equity Fund. Winslow has its principal place of business at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Additional information as to Winslow and the directors and officers of Winslow is included in Winslow’s Form ADV filed with the Commission (File No. 801-41316), which is incorporated herein by reference and sets forth the officers and directors of Winslow and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Palisade Capital Management, LLC. (“Palisade”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Growth Equity Fund. Palisade has its principal place of business at One Bridge Plaza, Suite 695, Fort Lee, NJ 07024. Additional information as to Palisade and the directors and officers of Palisade is included in Palisade’s Form ADV filed with the Commission

(File No. 801-48401), which is incorporated herein by reference and sets forth the officers and directors of Palisade and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Brandywine Global Investment Management, LLC (“Brandywine”) is a Subadvisor for the Registrant’s Mercer US Large Cap Value Equity Fund. Brandywine has its principal place of business at 2929 Arch Street, Suite 800, Philadelphia, PA 19104. Additional information as to Brandywine and the directors and officers of Brandywine is included in Brandywine’s Form ADV filed with the Commission (File No. 028-02204), which is incorporated herein by reference and sets forth the officers and directors of Brandywine and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Pacific Investment Management Company LLC (“PIMCO”) is a Subadvisor for the Registrant’s Mercer Core Opportunistic Fixed Income Fund. PIMCO has its principal place of business at 840 Newport Center Drive, Suite 100, Newport Beach, California 92660. Additional information as to PIMCO and the directors and officers of PIMCO is included in PIMCO’s Form ADV filed with the Commission (File No. 801-48187), which is incorporated herein by reference and sets forth the officers and directors of PIMCO and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Goldman Sachs Asset Management, L.P. (“GSAM”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Growth Equity Fund. GSAM has its principal place of business at 32 Old Slip, 32nd Floor, New York, New York 10005. Additional information as to GSAM and the directors and officers of GSAM is included in GSAM’s Form ADV filed with the Commission

(File No. 801-37591), which is incorporated herein by reference and sets forth the officers and directors of GSAM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Robeco Investment Management, Inc. (“RIM”), is a Subadvisor for the Registrant’s Mercer US Large Cap Value Equity Fund. RIM has its principal place of business at 909 Third Avenue, New York, New York 10022. Additional information as to RIM and the directors and officers of RIM is included in RIM’s Form ADV filed with the Commission (File No. 801-61786), which is incorporated herein by reference and sets forth the officers and directors of RIM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

River Road Asset Management, LLC (“River Road”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Value Equity Fund. River Road has its principal place of business at

462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202. Additional information as to River Road and the directors and officers of River Road is included in River Road’s Form ADV filed with the Commission (File No. 801-64175), which is incorporated herein by reference and sets forth the officers and directors of River Road and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Systematic Financial Management, L.P. (“Systematic”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Value Equity Fund. Systematic has its principal place of business at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, New Jersey 07666. Additional information as to Systematic and the directors and officers of Systematic is included in Systematic’s Form ADV filed with the Commission (File No. 801-48908), which is incorporated herein by reference and sets forth the officers and directors of Systematic and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Massachusetts Financial Services Company (“MFS”) is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. MFS has its principal place of business at 500 Boylston Street, Boston Massachusetts, 02116. Additional information as to MFS and the directors and officers of MFS is included in MFS’s Form ADV filed with the Commission (File No. 801-17352), which is incorporated herein by reference and sets forth the officers and directors of MFS and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Atlanta Capital Management Company, LLC (“Atlanta Capital”) is a Subadvisor for the Registrant’s Mercer US Large Cap Growth Equity Fund. Atlanta Capital has its principal place of business at Two Midtown Plaza, 1349 West Peachtree St., Suite 1600, Atlanta, Georgia 30309. Additional information as to Atlanta Capital and the directors and officers of Atlanta Capital is included in Atlanta Capital’s Form ADV filed with the Commission (File No. 801-60673), which is incorporated herein by reference and sets forth the officers and directors of Atlanta Capital and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Neuberger Berman Management LLC (“Neuberger Berman”) is a Subadvisor for the Registrant’s Mercer US Large Cap Growth Equity Fund. Neuberger Berman has its principal place of business at 605 Third Avenue, New York, New York 10158. Additional information as to Neuberger Berman and the directors and officers of Neuberger Berman is included in Neuberger Berman’s Form ADV filed with the Commission (File No. 801-8259), which is incorporated herein by reference and sets forth the officers and directors of Neuberger Berman and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

J.P. Morgan Investment Management Inc. (“JPMIM”), is a Subadvisor for the Registrant’s Mercer US Short Maturity Fixed Income Fund. JPMIM has its principal place of business at 270 Park Avenue, New York, New York, 10017. Additional information as to JPMIM and the directors and officers of JPMIM is included in JPMIM’s Form ADV filed with the Commission

(File No. 801-17352), which is incorporated herein by reference and sets forth the officers and directors of JPMIM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Echo Point Investment Management, LLC (“Echo Point”), is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. Echo Point has its principal place of business at One Tower Bridge, 100 Front Street, Suite 1230, West Conshohocken, PA 19428. Additional information as to Echo Point and the directors and officers of Echo Point is included in Echo Point’s Form ADV filed with the Commission (File No. 801-71688), which is incorporated herein by reference and sets forth the officers and directors of Echo Point and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), is a Subadvisor for the Registrant’s Mercer US Large Cap Value Equity Fund. O’Shaughnessy has its principal place of business at 6 Suburban Avenue, Stamford, Connecticut 06901. Additional information as to O’Shaughnessy and the directors and officers of O’Shaughnessy is included in O’Shaughnessy’s Form ADV filed with the Commission (File No. 801-68177), which is incorporated herein by reference and sets forth the officers and directors of O’Shaughnessy and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. Arrowstreet has its principal place of business at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116,. Additional information as to Arrowstreet and the directors and officers of Arrowstreet is included in Arrowstreet’s Form ADV filed with the Commission (File No. 801-56633), which is incorporated herein by reference and sets forth the officers and directors of Arrowstreet and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Delaware Management Company (“DMC”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Growth Equity Fund. DMC has its principal place of business at 2005 Market Street, Philadelphia, Pennsylvania 19103. Additional information as to DMC and the directors and officers of DMC is included in DMC’s Form ADV filed with the Commission (File No. 801-32108 ), which is incorporated herein by reference and sets forth the officers and directors of DMC and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Dodge & Cox, is a Subadvisor for the Registrant’s Mercer Core Opportunistic Fixed Income Fund. Dodge & Cox has its principal place of business at 555 California Street, 40th Floor, San Francisco, California 94104. Additional information as to Dodge & Cox and the directors and officers of Dodge & Cox is included in Dodge & Cox’s Form ADV filed with the Commission (File No. 801-1895), which is incorporated herein by reference and sets forth the officers and directors of Dodge & Cox and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

William Blair & Company, L.L.C. (“William Blair”), is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. William Blair has its principal place of business at 222 West Adams Street, Chicago, Illinois 60606. Additional information as to William Blair and the directors and officers of William Blair is included in William Blair’s Form ADV filed with the Commission (File No. 801-688), which is incorporated herein by reference and sets forth the officers and directors of William Blair and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Kleinwort Benson Investors International Ltd. (“KBI”), is a Subadvisor for the Registrant’s Mercer Emerging Markets Equity Fund. KBI has its principal place of business at Joshua Dawson House, Dawson Street, Dublin 2, Ireland. Additional information as to KBI and the directors and officers of KBI is included in KBI’s Form ADV filed with the Commission (File No. 801-60358), which is incorporated herein by reference and sets forth the officers and directors of KBI and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Vontobel Asset Management, Inc. (“Vontobel”), is a Subadvisor for the Registrant’s Mercer Emerging Markets Equity Fund. Vontobel has its principal place of business at 1540 Broadway, New York, NY 10036. Additional information as to Vontobel and the directors and officers of Vontobel is included in Vontobel’s Form ADV filed with the Commission (File No. 801-21953), which is incorporated herein by reference and sets forth the officers and directors of Vontobel and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

First Eagle Investment Management, LLC (“First Eagle”), is a Subadvisor for the Registrant’s Mercer Global Low Volatility Equity Fund. First Eagle has its principal place of business at 1345 Avenue of the Americas, New York, NY 10105-4300. Additional information as to First Eagle and the directors and officers of First Eagle is included in First Eagle’s Form ADV filed with the Commission (File No. 801-50659), which is incorporated herein by reference and sets forth the officers and directors of First Eagle and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Magellan Asset Management doing business as MFG Asset Management (“MFG”), is a Subadvisor for the Registrant’s Mercer Global Low Volatility Equity Fund. MFG has its principal place of business at Level 7, 1 Castlereach Street, Sydney, NSW 2000. Additional information as to MFG and the directors and officers of MFG is included in MFG’s Form ADV filed with the Commission (File No. 801-72872), which is incorporated herein by reference and sets forth the officers and directors of MFG and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Acadian Asset Management LLC (“Acadian”) is a Subadvisor for the Registrant’s Mercer Global Low Volatility Equity Fund. Acadian has its principal place of business at 260 Franklin Street, Boston MA 02110. Additional information as to Acadian and the directors and officers of Acadian is included in Acadian’s Form ADV filed with the Commission

(File No. 801-28078), which is incorporated herein by reference and sets forth the officers and directors of Acadian and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.	Principal Underwriter

(a)	MGI Funds Distributors, LLC. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA. As of July 1, 2011, the Distributor acted as principal underwriter for the following investment companies:

Mercer Funds

(b)	The Distributor is a Delaware Limited Liability Company located at 899 Cassatt Road, Berwyn, PA 19312. The Distributor is a wholly-owned subsidiary of BNY Mellon Distributors Inc. and an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company.

The following is a list of the Officers and Managers of the Distributor:

Name	Position(s) with Distributor
Mark A. Fairbanks	President and Manager
Richard J. Berthy	Vice President, Treasurer and Manager
Bruno Di Stefano	Vice President
Ronald C. Berge	Vice President
Susan K. Moscaritolo	Vice President and Chief Compliance Officer
Lisa S. Clifford	Vice President
Jennifer E. Hoopes	Secretary
Nishant Bhatnagar	Assistant Secretary

(c)	Not Applicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, are maintained by State Street Bank and Trust Company, with the exception of those maintained by the Registrant’s investment advisor, Mercer Investment Management, Inc., 99 High Street, Boston, Massachusetts 02110 and 1166 Avenue of the Americas, New York, New York 10036.

State Street Bank and Trust Company provides general administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services.

ITEM 34.	MANAGEMENT SERVICES

There are no management related service contracts not discussed in Part A or Part B.

ITEM 35.	UNDERTAKINGS

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(a) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 30th day of July, 2012.

MERCER FUNDS

By:	/s/ Scott M. Zoltowski
Scott M. Zoltowski
Vice President, Chief Legal Officer, and Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Harrison M. Bains, Jr. *	Trustee	July 30, 2012
Harrison M. Bains, Jr.

Adela M. Cepeda *	Trustee	July 30, 2012
Adela M. Cepeda

Gail A. Schneider *	Trustee	July 30, 2012
Gail A. Schneider

Richard L. Nuzum *	Trustee and President	July 30, 2012
Richard L. Nuzum	and Chief Executive Officer

/s/ Richard S. Joseph	Principal Accounting Officer and Treasurer	July 30, 2012
Richard S. Joseph

* By:	/s/ Scott M. Zoltowski
Scott M. Zoltowski, Attorney-in-Fact
(Pursuant to Power of Attorney, incorporated herein by reference to Exhibit 99.j.2.i to Part C of this Registration Statement.)

EXHIBITS INDEX

EXHIBITS	EXHIBIT NO.

Power of Attorney appointing Scott M. Zoltowski, Colin Dean and Stuart Fross as attorneys-in-fact and agents to Richard L. Nuzum, Harrison M. Bains, Jr., Adela M. Cepeda, and Gail A. Schneider.	EX-99.j.2.i